EXHIBIT 99.2
------------




                                   AMLI

                                RESIDENTIAL

       ------------------------------------------------------------

                            FIRST QUARTER 2004
                 SUPPLEMENTAL OPERATING AND FINANCIAL DATA

       ------------------------------------------------------------




             [ graphics indicating property / caption reading
                  "AMLI at Milton Park - Atlanta, Georgia
                     Stabilized in First Quarter 2004"



                     AMLI RESIDENTIAL PROPERTIES TRUST

                          125 South Wacker Drive

                          Chicago, Illinois 60606

                           Phone: (312) 443-1477

                           Fax:  (312) 443-0909

                               www.amli.com
                               ------------


Certain matters discussed in this supplemental package and the conference call held in connection herewith are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters. The Company is making forward looking statements because it believes that investors, analysts, and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them. Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risk detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2003.

                                   AMLI
                                RESIDENTIAL


                                                     TABLE OF CONTENTS

                                                                  Page
                                                                  ----
SUMMARY INFORMATION

  Description of AMLI and Investor Information. . . . . . . . .      1
  Earnings Release. . . . . . . . . . . . . . . . . . . . . . .      2
  Selected Financial and Operating Information. . . . . . . . .      8
  Funds From Operations . . . . . . . . . . . . . . . . . . . .     16
  Statements of Operations. . . . . . . . . . . . . . . . . . .     18
  Balance Sheets. . . . . . . . . . . . . . . . . . . . . . . .     24


DEBT AND PREFERRED SHARES

  Debt and Preferred Shares Summary . . . . . . . . . . . . . .     30
  Debt Maturities . . . . . . . . . . . . . . . . . . . . . . .     34


SAME STORE AND NOI DATA

  Quarterly Comparison of Same Store Communities. . . . . . . .     36
  Quarterly Comparison of Components of NOI . . . . . . . . . .     45


OTHER DATA

  Co-Investment Compensation. . . . . . . . . . . . . . . . . .     48
  Service Companies Financial Information . . . . . . . . . . .     49


PORTFOLIO

  Stabilized Communities. . . . . . . . . . . . . . . . . . . .     53
  Development Summary . . . . . . . . . . . . . . . . . . . . .     59
  Land Held for Development or Sale . . . . . . . . . . . . . .     63


NON-GAAP FINANCIAL MEASURES

  Definition of Non-GAAP Financial Measures . . . . . . . . . .     64
  Reconciliation Between Net Income and FFO and AFFO. . . . . .     66
  Reconciliation Between Net Income and Consolidated NOI. . . .     68
  Reconciliation Between Net Income and Combined NOI. . . . . .     71




















First Quarter 2004
Supplemental Information           AMLI Residential Properties Trust

AMLI RESIDENTIAL



                            COMPANY DESCRIPTION
                           INVESTOR INFORMATION


AMLI Residential (or AMLI) is an integrated, self-managed real estate operating company that was formed in February 1994 to continue and expand the multifamily property business previously conducted by AMLI Realty Co., our predecessor company, which has been in business since 1980. AMLI is structured as an UPREIT, or umbrella partnership real estate investment trust, and we own interests in properties and conduct our business through AMLI Residential Properties, L.P., (the Operating Partnership or OP). The sole general partner of the OP is AMLI Residential Properties Trust, the public company whose shares of beneficial interest are traded on the NYSE under the symbol "AML."

Our business is the development, acquisition and management of upscale apartment communities in the Southeast, Southwest, Midwest and Mountain regions of the United States. We also serve as an institutional advisor and asset manager for domestic and international, tax-exempt and taxable investors in connection with our joint venture co-investment business. A summary schedule of our investment communities is included in this Supplement.

We operate all of our communities under the AMLI [registered trademark] brand name, representing our commitment to high quality, exceptional service and superior value. We have corporate offices in Atlanta, Dallas, Indianapolis and Kansas City, in addition to our main office in Chicago. We employ approximately 850 people who are dedicated to our mission ... To Provide an Outstanding Living Environment For Our Residents.

For additional information on AMLI, please visit our website at www.amli.com.

The following information is presented as a supplement to our other public reporting, including our Form 10-Q and Form 10-K, both of which can be found on our website or through the SEC's EDGAR database. We hope that the information contained herein is helpful to you. We encourage your feedback and any suggestions, which you believe will help us provide better disclosure to you. Please contact either of:

      Robert Chapman
      Executive Vice President
        & CFO                      312.984.6845      rchapman@amli.com

      Sue Bersh
      Vice President -
        Corporate Communications   312.984.2607      sbersh@amli.com


Thank you for your interest in AMLI Residential.



                                    AML
                                  LISTED
                                   NYSE









First Quarter 2004                                            Page 1
Supplemental Information           AMLI Residential Properties Trust

                                         125 South Wacker Drive
AMLI RESIDENTIAL                         Suite 3100
                                         Chicago, Illinois 60606

                                         Phone:      312.443.1477
                                         Fax:        312.443.0909
                                         www.amli.com
PRESS RELEASE

For Immediate Release              For More Information, Contact:
---------------------              Robert J. Chapman,
                                   Chief Financial Officer
April 27, 2004                     (312) 984-6845



                 AMLI RESIDENTIAL ANNOUNCES FIRST QUARTER
                  OPERATING RESULTS AND DECLARES DIVIDEND


(CHICAGO, IL) AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today operating results for the first quarter ended March 31, 2004.

EARNINGS
--------

Net income for the quarter ended March 31, 2004 was $6,719,000 as compared to $3,708,000 for the quarter ended March 31, 2003, an increase of 81%. Diluted Earnings Per Share ("EPS") for the quarter ended March 31, 2004 was $0.21 compared to $0.10 for the same period a year earlier, an increase of 110%. The increases are primarily attributable to the recognition of AMLI's share of the gain on the sale of a co-investment community in January 2004. The Company did not sell any communities in the first quarter of 2003.

Funds From Operations ("FFO") for the first quarter 2004 were $15,678,000, or $0.56 per common share, compared to $12,717,000, or $0.52 per common share, for the first quarter 2003, a per share increase of 7.7%. Actual results were $0.03 per share higher than the midpoint of AMLI's most recent guidance and $0.04 per share higher than First Call's most recent estimate.

"AMLI had a strong quarter, primarily due to better than expected operating results from our communities," commented Allan J. Sweet, AMLI President. "Revenue was as we expected. Community operating expenses were less than expected, accounting for the $0.03 per share positive variation from our prior guidance. We believe half of the expense savings is permanent and the other half represents timing differences and will be incurred in future quarters."

FIRST QUARTER ACTIVITIES
------------------------

During the first quarter, AMLI sold 3,450,000 of its common shares to Lehman Brothers Inc., as sole book-running manager, and Stifel, Nicolaus & Company, Incorporated, as co-manager. Net proceeds from this sale, after deducting offering expenses, were approximately $94.6 million and were used to pay down the outstanding balance under AMLI's revolving line of credit and for general corporate purposes.

In January, AMLI sold AMLI at Wells Branch, a 576-unit community in Austin, Texas, in which AMLI owned a 25% interest. AMLI also acquired the 60% interest it did not already own in AMLI on Timberglen, a 260-unit community in Dallas, Texas. In March, AMLI completed the initial lease-up and stabilization of AMLI at Milton Park, a 461-unit community in Alpharetta, Georgia.





First Quarter 2004                                            Page 2
Supplemental Information           AMLI Residential Properties Trust

Additionally, during the quarter AMLI began a $4 million renovation of AMLI at West Paces, a 337-unit community in the Buckhead area of Atlanta, Georgia. AMLI expects the renovation to be completed in the third quarter of 2005. AMLI at West Paces was constructed in 1992 and purchased by AMLI in 1993. As of March 31, 2004, AMLI has reclassified the results of the community's operations from "Same Store Community" to a newly designated "Community Under Rehab" category in its supplemental disclosures.

At the end of the quarter, AMLI decided to retain for investment AMLI at Walnut Creek, a 460-unit community that AMLI owned in its subsidiary, which had developed it for sale. The ownership of the property was transferred, through a sale, to AMLI's operating partnership where the results of its operations will be now reported. No gain or loss on the transaction occurred for GAAP accounting purposes, and the transaction had no impact on earnings during the quarter.

Also during the quarter, AMLI closed its Indianapolis corporate office. AMLI will continue to operate and pursue additional investment opportunities in this market.

"A few other items affecting our first quarter results are worth noting," commented Robert J. Chapman, AMLI CFO. "One is that our corporate general and administrative expenses included a one-time charge of approximately $500,000 primarily related to personnel costs in connection with the closing of AMLI's Indianapolis office. Another is that we had interest expense savings for the quarter that were essentially equal to the increase in G&A, as we paid down our line of credit from the proceeds of the equity raise and benefited from lower LIBOR rates than we assumed."

SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%), for the quarter ended March 31, 2004 versus the prior year's comparable quarter, total community revenue was flat (reflecting an increase in weighted average occupancy to 92.5% from 89.0% and a decrease in weighted average collected revenue per occupied unit of 4.1%), operating expenses increased by 0.6%, and net operating income ("NOI") decreased by 0.4%.

Comparing the first quarter of 2004 to the fourth quarter of 2003, total community revenue decreased by 0.3% (reflecting a decrease in weighted average occupancy by 0.6% from 93.1% and an increase in weighted average collected revenue per occupied unit of 0.3%), operating expenses decreased 2.3%, and NOI increased 1.0%.

EBITDA
------

Earnings before interest, taxes, depreciation and amortization ("EBITDA") for the quarter ended March 31, 2004 was $27,054,000 compared to the same period last year of $23,614,000, representing an increase of 14.6%.

SUBSEQUENT EVENTS
-----------------

In April 2004, AMLI sold AMLI at Spring Creek, a 1,180-unit community in Atlanta, Georgia and purchased, via tax-deferred exchanges, AMLI at Ibis, a 234-unit community in West Palm Beach, Florida and AMLI on Eldridge Parkway, a 668-unit community in Houston, Texas.

In connection with the sale of AMLI at Spring Creek, AMLI will recognize an approximately $35 million ($1.12 EPS) gain on sale of real estate. AMLI will also recognize an approximately $5 million ($0.16 per share of earnings) net gain on early extinguishment of debt related to the buyer's assumption of the $40.75 million of long-term tax-exempt financing that encumbers the property. This gain will be included in FFO in the second quarter. AMLI views this transaction as a one-time, non-recurring event.

First Quarter 2004                                            Page 3
Supplemental Information           AMLI Residential Properties Trust

OUTLOOK
-------

AMLI now revises its prior guidance and currently expects FFO for the full year 2004 to be in the range of $2.04 to $2.16 per share (with a midpoint of $2.10 per share) and per share estimates for the second, third and fourth quarters (generally plus or minus $0.02 per quarter) of $0.54, $0.48, $0.52, respectively, plus actual results for the first quarter of $0.56 per share.

AMLI's current guidance estimates are based on the following assumptions:

      . Same Store Communities - NOI will range from a decrease of approximately 2.5% to an increase of 1.5% for the full year 2004 compared to 2003, unchanged from prior guidance.

      . Lease-up Communities - There is no effect on FFO from the AMLI at Walnut Creek transaction; however, NOI from the lease-up of the community will now be reflected on the books of the operating partnership, rather than in a subsidiary.

      . Development - Prior guidance assumed no development starts. AMLI now believes that it will start at least one new development and is considering a limited number of others.

      . Dispositions (wholly owned) - In addition to the sale of AMLI at Spring Creek, AMLI intends to sell a number of its "older", wholly owned communities in 2004 and currently expects to sell about $60 million in estimated value, of which approximately $30 million is expected to be sold in the second quarter and $30 million in the fourth quarter.

      . Dispositions (co-investments) - In addition to the sale of an interest in AMLI at Wells Branch, AMLI does not currently project any further sales of joint venture communities this year.

      . Acquisitions (wholly owned) - In addition to the acquisitions of AMLI at Ibis and AMLI on Eldridge Parkway, AMLI is currently projecting approximately $165 million of wholly owned acquisitions for the remainder of the year, $25 million, $60 million and $80 million in the second, third and fourth quarters, respectively.

      . Acquisitions (co-investments) - AMLI's current assumption is the same as in its prior guidance, to acquire $100 million in co-investment joint ventures, in which AMLI will own an average 25% interest, half around the end of third quarter and the balance late in the fourth quarter.

      . Financing - AMLI currently expects to close approximately $85 million of long-term fixed rate mortgage debt, all in the second quarter, the proceeds of which will be used to pay down AMLI's floating rate, line of credit.

      . In addition to the one-time income recognition of the gain from early extinguishment of debt, AMLI expects to incur a one-time, non-recurring prepayment penalty and write-off of deferred financing fees in connection with the refinancing of one of AMLI's existing mortgages, which will negatively impact FFO in the second quarter by approximately $0.04 per share.

      . Dilution from Equity Raise - AMLI used the proceeds of its common share offering at the end of the first quarter to pay down its line of credit debt, which has the affect of reducing interest expense. However, until such proceeds are fully reinvested in income earning assets, the negative impact earnings will be about $0.01-0.02 per share per month.

First Quarter 2004                                            Page 4
Supplemental Information           AMLI Residential Properties Trust

The following broadly reconciles the Company's current midpoint FFO per share earnings guidance to its prior midpoint per share guidance:

      Prior guidance. . . . . . . . . . . . . . . .      $ 2.08

      Impact of:
         Recognition of income from early
           extinguishment of debt, net. . . . . . .        0.12
         Dilution due to timing of redeployment
           of equity raise. . . . . . . . . . . . .       (0.06)
         Dilution due to cap rate differential in
           selling and buying . . . . . . . . . .         (0.03)
         Increase in interest expense by converting
           from floating- to fixed-rate debt. . .         (0.03)
         Closing of Indianapolis corporate office .       (0.02)
         All other, including permanent community
           operating expense savings from 1Q. . . .        0.04
                                                         ------
      Revised guidance. . . . . . . . . . . . . . .      $ 2.10
                                                         ======

The following chart reconciles AMLI's current FFO per share guidance to
EPS:
                           Current Midpoint Quarterly Guidance
                     ------------------------------------------------
                                                               Full
                                                               Year
                        Actual                               Midpoint
                          Q1         Q2       Q3       Q4    Guidance
                        ------     -----    -----    -----   --------
Diluted EPS . . . . .     0.21      1.56     0.02     0.55      2.38
 Convertible
   Preferred Shares
   Adjustment . . . .     0.03      0.00     0.05     0.00      0.00
 Gains on sale. . . .    (0.10)    (1.44)    0.00    (0.38)    (1.83)
 Depreciaiton . . . .     0.42      0.42     0.41     0.35      1.55
FFO per share . . . .     0.56      0.54     0.48     0.52      2.10

Note: "Gains on sales" and "depreciation" include AMLI's shares from co-investment partnerships.

DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on May 18, 2004 to all common shareholders of record as of May 7, 2004 and is based on an annual dividend rate of $1.92 per common share.

CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, April 28, 2004 at 3:30 p.m. Eastern Time. The toll-free number for the call is 888-780-9654- Passcode:
AMLI, and should be accessed approximately 5 minutes prior to conference time. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website (www.amli.com/comp/) and at www.streetevents.com. Additionally, an on-line replay of the webcast will be available for 60 days following the call.

SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides detailed information regarding the Company's activities during the quarter. The First Quarter Supplemental Information is available in the 'Company Info' section on our website (www.amli.com/comp/) under 'Shareholder Reports.'


First Quarter 2004                                            Page 5
Supplemental Information           AMLI Residential Properties Trust

DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs. AMLI uses this information internally to measure its performance and/or liquidity and to compare its performance to other REITs in its peer group, and believes that this information may be of interest and use to the investment community for the same reason.

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 24, 25 and 26.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expense.

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes. FFO computed in this manner is equal to FFO as defined in NAREIT's white paper, which definition is "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures."

Additional definitions can be found in the Quarterly Supplemental
Information.

ABOUT AMLI
----------

The AMLI<registered trademark> portfolio currently includes 72 apartment communities containing 27,014 apartment homes, with an additional 1,816 apartment homes under development or in lease-up in five locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--PROVIDE AN OUTSTANDING LIVING ENVIRONMENT FOR OUR RESIDENTS. More information on AMLI is available at www.amli.com.

FORWARD-LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward-looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.






First Quarter 2004                                            Page 6
Supplemental Information           AMLI Residential Properties Trust

Forward-looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

The Company does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect the Company's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumption noted by the Company herein.

The Company is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of its future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in the Company's SEC reports, including the annual report on form 10-K for the year ended December 31, 2003.




                               #   #   #   #

































First Quarter 2004                                            Page 7
Supplemental Information           AMLI Residential Properties Trust

AMLI RESIDENTIAL                                              SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)
                                           2004                                      2003
                      --------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30  Jun 30 (j)   Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------

EARNINGS AND CASH FLOWS
-----------------------

EBITDA (a). . . . . . .                                  $ 27,054    26,347     26,139    22,413     23,614
FFO . . . . . . . . . .                                    15,678    15,025     14,684    11,789     12,717
AFFO. . . . . . . . . .                                    14,586    13,953     13,253    10,559     11,408
Net income. . . . . . .                                     4,787    13,533      5,935     2,928      3,708
Dividends (b) . . . . .                                    13,112    13,010     11,787    11,758     11,733


PER SHARE DATA - DILUTED
------------------------

FFO . . . . . . . . . .                                  $   0.56  $   0.55   $   0.57  $   0.48   $   0.52
AFFO. . . . . . . . . .                                  $   0.52  $   0.51   $   0.51  $   0.43   $   0.47
Net income allocable
 to common shares . . .                                  $   0.21  $   0.55   $   0.21  $   0.06   $   0.10
Common dividends. . . .                                  $   0.48  $   0.48   $   0.48  $   0.48   $   0.48

FFO payout ratio
 (based on per share
 amounts) . . . . . . .                                       86%       87%        84%      100%        92%
AFFO payout ratio
 (based on per share
 amounts) . . . . . . .                                       92%       94%        94%      111%       102%










See notes on following pages.

First Quarter 2004                                                                                  Page 8
Supplemental Information                                                 AMLI Residential Properties Trust

AMLI RESIDENTIAL                                  SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)


                                           2004                                      2003
                      --------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30  Jun 30 (j)   Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------

NUMBER OF APARTMENT HOMES
-------------------------

Stabilized Communities:
Wholly-owned. . . . . .                                    15,240    14,980     14,100    12,260     12,260
Partnerships. . . . . .                                    12,052    12,427     14,189    16,271     15,573
                       -------------------- ---------- -------------------- -------------------- ----------
                                                           27,292    27,407     28,289    28,531     27,833
                       -------------------- ---------- -------------------- -------------------- ----------
Communities Under
 Development and/or
 Lease-up:
Wholly-owned. . . . . .                                       782       322        322       322        322
Partnerships. . . . . .                                     1,034     1,495      1,495     1,495      1,919
                       -------------------- ---------- -------------------- -------------------- ----------
                                                            1,816     1,817      1,817     1,817      2,241
                       -------------------- ---------- -------------------- -------------------- ----------
    Total . . . . . . .                                    29,108    29,224     30,106    30,348     30,074
                       ==================== ========== ==================== ==================== ==========


















First Quarter 2004                                                                                  Page 9
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                              SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)



                                           2004                                      2003
                      --------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------

CAPITALIZATION
--------------

Total Assets before
 Depreciation:
Consolidated (c). . . .                                $1,284,825 1,304,155  1,207,530 1,084,879  1,076,479
Combined including
 share of partnerships
 (d). . . . . . . . . .                                 1,537,620 1,560,451  1,464,356 1,347,423  1,335,377

Debt:
Consolidated. . . . . .                                   496,583   610,513    522,672   462,781    457,950
Combined, including
 shares of partner-
 ships. . . . . . . . .                                   706,534   820,090    731,110   674,373    669,648

See notes on following pages.




















First Quarter 2004                                                                                 Page 10
Supplemental Information                                                 AMLI Residential Properties Trust

AMLI RESIDENTIAL                                  SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)
                                           2004                                      2003
                      --------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Share Information:
Common shares
 outstanding (e). . . .                                25,289,72521,394,568 19,503,20716,928,640 16,787,100
Preferred shares
 outstanding (f). . . .                                 3,925,000 4,025,000  4,025,000 4,025,000  4,025,000
Operating partnership
 units outstanding (g).                                 1,715,394 1,743,396  3,473,482 3,545,993  3,547,685
                       -------------------- ---------- -------------------- -------------------- ----------
Total shares and
 units outstanding. . .                                30,930,11927,162,964 27,001,68924,499,633 24,359,785
                       -------------------- ---------- -------------------- -------------------- ----------
Share price,
 end of period. . . . .                                $    28.25$    26.80 $    26.20$    23.55 $    21.05

Equity Market
 Capitalization . . . .                                   873,776   727,967    707,444   576,966    512,773

Total Market
 Capitalization:
Consolidated. . . . . .                                 1,370,359 1,338,480  1,230,116 1,039,747    970,723
Combined, including
 share of partnerships.                                 1,580,310 1,548,057  1,438,554 1,251,339  1,182,422


DEBT SERVICE (h)
----------------

Interest Expense
 (excluding amortiza-
 tion of deferred
 financing costs):
Consolidated. . . . . .                                $    6,965     6,607      6,255     5,913      6,296
Combined, including
 share of partnerships.                                    10,693    10,502     10,126     9,754     10,042


See notes on following pages.

First Quarter 2004                                                                                 Page 11
Supplemental Information                                                 AMLI Residential Properties Trust

AMLI RESIDENTIAL                                  SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)


                                           2004                                      2003
                      --------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------

Capitalized Interest:
Consolidated. . . . . .                                       465       521        498       643        392
Combined, including
 share of partnerships.                                       509       546        540       734        444

Scheduled Principal
 Payments (normal
 amortization):
Consolidated. . . . . .                                     1,207     1,004      1,043       968        952
Combined, including
 share of partnerships.                                     1,748     1,564      1,583     1,512      1,528


























First Quarter 2004                                                                                 Page 12
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                              SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)



                                           2004                                      2003
                      --------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30  Jun 30 (j)   Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------

OPERATIONAL RATIOS
------------------

EBITDA, as percent
 of total market
 capitalization:
Consolidated. . . . . .                                      7.9%      7.9%       8.5%      8.6%       9.7%
Combined, including
 share of uncon-
 solidated affiliates
 debt . . . . . . . . .                                      6.8%      6.8%       7.3%      7.2%       8.0%

Interest Coverage:
Consolidated. . . . . .                                       3.9       4.0        4.2       3.8        3.8
Combined, including
 share of partnerships.                                       2.5       2.5        2.6       2.3        2.4

Fixed Charge
 Coverage (i):
Consolidated. . . . . .                                       2.7       2.7        2.8       2.5        2.6
Combined, including
 share of partnerships.                                       1.9       1.9        1.9       1.7        1.7

See notes on following pages.













First Quarter 2004                                                                                 Page 13
Supplemental Information                                                 AMLI Residential Properties Trust

AMLI RESIDENTIAL                                  SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)
                                           2004                                      2003
                      --------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30  Jun 30 (j)   Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------

FINANCIAL RATIOS
----------------

Debt to Total Market
 Capitalization:
Consolidated. . . . . .                                     36.2%     45.6%      42.5%     44.5%      47.2%
Combined, including
 share of uncon-
 solidated affiliates .                                     44.7%     53.0%      50.8%     53.9%      56.6%

Debt to Total Assets,
 at Cost (before
 depreciation):
Consolidated. . . . . .                                     38.6%     46.8%      43.3%     42.7%      42.5%
Combined, including
 share of partnerships.                                     45.9%     52.6%      49.9%     50.0%      50.1%


Notes:

  (a) Includes an adjustment to add back the Service Companies' taxes and depreciation (see page 49).

  (b) Represents dividends paid on all common and preferred shares and OP units.

  (c) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the
      Company's interest in unconsolidated partnerships on the equity method.

  (d) All references to "Combined," "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's prorata share of its partnerships' financial information.  Excludes revenues of the Service Companies.




See notes on following pages.

First Quarter 2004                                                                                 Page 14
Supplemental Information                                                 AMLI Residential Properties Trust

AMLI RESIDENTIAL                                  SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)



                                           2004                                      2003
                      --------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30  Jun 30 (j)   Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
  (e)  Includes res-
       tricted shares of                                  113,750    47,900     47,900    43,400      --


  (f) All preferred shares are convertible to common shares at the option of the holder.

  (g) Represents Minority Interest on the Company's Consolidated Balance Sheets.

  (h) Excludes amortization of deferred and other financing costs.

  (i) Includes interest expense, principal amortization and preferred dividends.  Restated 2003 to include principal amortization previously excluded.

  (j) Non-cash impairment loss of $1,191 recorded as a charge against net income in the three months ended
      June 30, 2003 had previously not been recorded as a charge against EBITDA, FFO and AFFO.  As a result of guidance from the Securities and Exchange Commission, EBITDA, FFO and AFFO for the three months ended June 30, 2003, together with related per share amounts, have been revised downward to include this change.
















First Quarter 2004                                                                                 Page 15
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                     FUNDS FROM OPERATIONS
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)

                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------

Company's share of
 communities' EBITDA
 (a). . . . . . . . . .                                 $  28,166    27,005     24,624    23,986     24,139

Share of Service
 Companies'
 EBITDA/FFO (b) . . . .                                      (113)      103      1,720       228        563
Other income. . . . . .                                       479        87        193       188        196
Co-investment fee
 income (c) . . . . . .                                       718       557      1,207       512        456
General and
 administrative . . . .                                    (2,196)   (1,255)    (1,605)   (1,310)    (1,740)
Non-cash impairment
 loss (on investment
 community in Q2,
 2003). . . . . . . . .                                     --         (150)     --       (1,191)     --
                       -------------------- ---------- -------------------- -------------------- ----------

Earnings before interest,
 taxes, depreciation
 and amortization
 (EBITDA) . . . . . . .                                    27,054    26,347     26,139    22,413     23,614
                       -------------------- ---------- -------------------- -------------------- ----------

Interest expense (d):
Wholly-owned communities
 and portfolio debt . .                                    (7,257)   (6,941)    (6,537)   (6,253)    (6,492)
Share of partnership
 communities. . . . . .                                    (3,776)   (3,966)    (3,927)   (3,894)    (3,800)
                       -------------------- ---------- -------------------- -------------------- ----------
                                                          (11,033)  (10,907)   (10,464)  (10,147)   (10,292)
                       -------------------- ---------- -------------------- -------------------- ----------





First Quarter 2004                                                                                 Page 16
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         FUNDS FROM OPERATIONS - CONTINUED
                                                                                             Quarter Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Service Companies taxes
 and depreciation and
 amortization:
  Taxes . . . . . . . .                                       494       391       (213)      303        155
  Depreciation and
   amortization . . . .                                      (837)     (806)      (778)     (780)      (760)
                       -------------------- ---------- -------------------- -------------------- ----------
                                                             (343)     (415)      (991)     (477)      (605)
                       -------------------- ---------- -------------------- -------------------- ----------
Funds from Operations
 (FF0). . . . . . . . .                                    15,678    15,025     14,684    11,789     12,717
                       -------------------- ---------- -------------------- -------------------- ----------
Capital expenditures
 paid from FFO (e):
Wholly-owned
 communities. . . . . .                                      (904)     (842)    (1,100)     (834)    (1,084)
Share of partnership
 communities. . . . . .                                      (188)     (230)      (331)     (396)      (225)
                       -------------------- ---------- -------------------- -------------------- ----------
                                                           (1,092)   (1,072)    (1,431)   (1,230)    (1,309)
                       -------------------- ---------- -------------------- -------------------- ----------
Adjusted Funds from
 Operations (AFFO). . .                                $   14,586    13,953     13,253    10,559     11,408
                       ==================== ========== ==================== ==================== ==========

Notes:

  (a) Includes discontinued operations.  See page 44 for reconciliation of community revenue and expenses to the Company's share of communities' EBITDA.

  (b) Includes share of EBITDA, net of intercompany interest elimination.

  (c) See page 48.

  (d) Includes amortization of deferred and other financing costs.

  (e) For details, refer to the Company's Management Discussion and Analysis in the relevant Form 10-K or
      Form 10-Q filed with the SEC.


First Quarter 2004                                                                                 Page 17
Supplemental Information                                                 AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                 CONSOLIDATED (a) STATEMENTS OF OPERATIONS
                                                                                        Three Months Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Rental operations:
Revenue:
 Rental . . . . . . . .                                $   28,895    26,838     23,922    21,395     21,306
 Other. . . . . . . . .                                     2,218     1,982      1,976     1,713      1,427
                       -------------------- ---------- -------------------- -------------------- ----------
                                                           31,113    28,820     25,898    23,108     22,733
                       -------------------- ---------- -------------------- -------------------- ----------
Expenses:
 Rental . . . . . . . .                                    12,855    12,370     11,823    10,188      9,670
 Depreciation . . . . .                                     8,641     7,193      5,635     4,720      4,692
                       -------------------- ---------- -------------------- -------------------- ----------
                                                           21,496    19,563     17,458    14,908     14,362
                       -------------------- ---------- -------------------- -------------------- ----------
                                                            9,617     9,257      8,440     8,200      8,371
Income from
 partnerships (b) . . .                                     1,503     1,596      1,309     1,469      1,457
                       -------------------- ---------- -------------------- -------------------- ----------
Income from rental
 operations . . . . . .                                    11,120    10,853      9,749     9,669      9,828
                       -------------------- ---------- -------------------- -------------------- ----------

Other income
 and expenses:
 Fee income from
  unconsolidated
  partnerships. . . . .                                       433       557      1,207       512        456
 Other income . . . . .                                       479        87        193       188        196
 Interest and amorti-
  zation of deferred
  financing costs . . .                                    (6,982)   (6,324)    (5,949)   (5,694)    (5,941)
                       -------------------- ---------- -------------------- -------------------- ----------
                                                           (6,070)   (5,680)    (4,549)   (4,994)    (5,289)
                       -------------------- ---------- -------------------- -------------------- ----------




First Quarter 2004                                                                                 Page 18
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                     CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        Three Months Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)

                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Service Companies'
 operations:
  Total revenue . . . .                                    13,782    16,090     19,144    14,041     22,153
  Total expenses. . . .                                   (14,262)  (16,402)   (18,415)  (14,290)   (22,195)
                       -------------------- ---------- -------------------- -------------------- ----------
                                                             (480)     (312)       729      (249)       (42)
                       -------------------- ---------- -------------------- -------------------- ----------

General and
 administrative . . . .                                     2,196     1,255      1,605     1,310      1,740

Provision for loss on
 land held for
 development or sale. .                                     --          150      --        --         --
                       -------------------- ---------- -------------------- -------------------- ----------
Income from continuing
 operations before
 share of gains on
 sales of properties. .                                     2,374     3,456      4,324     3,116      2,757
Gain on sale of
 residential property
 including share of
 gains on sales of a
 partnership's
 properties . . . . . .                                     2,648     4,325      1,959     --         --
Impairment of an
 investment in a
 partnership. . . . . .                                     --        --         --       (1,191)     --
                       -------------------- ---------- -------------------- -------------------- ----------
Income from continuing
 operations before
 minority interest. . .                                     5,022     7,781      6,283     1,925      2,757
  Minority interest . .                                       225       586        697       (10)       137
                       -------------------- ---------- -------------------- -------------------- ----------
Income from continuing
 operations . . . . . .                                     4,797     7,195      5,586     1,935      2,620
                       -------------------- ---------- -------------------- -------------------- ----------





First Quarter 2004                                                                                 Page 19
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                     CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        Three Months Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . . .                                     1,922     1,225        349       993      1,088
Gain on sale of discon-
 tinued operations,
 net of minority
 interest . . . . . . .                                     --        5,113      --        --         --
                       -------------------- ---------- -------------------- -------------------- ----------
                                                            1,922     6,338        349       993      1,088
                       -------------------- ---------- -------------------- -------------------- ----------

Net income. . . . . . .                                     6,719    13,533      5,935     2,928      3,708
Net income attributable
 to preferred shares. .                                     1,932     1,980      1,981     1,980      1,981
                       -------------------- ---------- -------------------- -------------------- ----------
Net income attributable
 to common shares . . .                                $    4,787    11,553      3,954       948      1,727
                       ==================== ========== ==================== ==================== ==========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.








First Quarter 2004                                                                                 Page 20
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     COMBINED (a) STATEMENTS OF OPERATIONS
                                                                                        Three Months Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Rental operations:
Revenue:
 Rental . . . . . . . .                                $   39,457    38,446     36,460    34,247     33,762
 Other. . . . . . . . .                                     3,093     2,823      3,016     2,784      2,347
                       -------------------- ---------- -------------------- -------------------- ----------
                                                           42,550    41,269     39,477    37,031     36,109
                       -------------------- ---------- -------------------- -------------------- ----------
Expenses:
 Rental . . . . . . . .                                    17,431    17,254     17,500    15,984     15,042
 Depreciation . . . . .                                    11,231     9,864      8,568     7,835      7,812
                       -------------------- ---------- -------------------- -------------------- ----------
                                                           28,662    27,118     26,068    23,819     22,854
                       -------------------- ---------- -------------------- -------------------- ----------
Income from
 rental operations. . .                                    13,888    14,151     13,409    13,212     13,255
                       -------------------- ---------- -------------------- -------------------- ----------

Other icome
 and epenses:
 Fee income from
  unconsolidated
  partnerships. . . . .                                       433       557      1,207       512        456
 Other income (b) . . .                                     1,487       755        460       539        569
 Interest and amorti-
  zation of deferred
  financing costs . . .                                   (10,758)  (10,290)    (9,876)   (9,588)    (9,741)
                       -------------------- ---------- -------------------- -------------------- ----------
                                                           (8,838)   (8,978)    (8,209)   (8,537)    (8,716)
                       -------------------- ---------- -------------------- -------------------- ----------








First Quarter 2004                                                                                 Page 21
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        Three Months Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Service Companies'
 operations:
  Total revenue . . . .                                    13,782    16,090     19,144    14,041     22,153
  Total expenses. . . .                                   (14,262)  (16,402)   (18,415)  (14,290)   (22,195)
                       -------------------- ---------- -------------------- -------------------- ----------
                                                             (480)     (312)       729      (249)       (42)
                       -------------------- ---------- -------------------- -------------------- ----------

General and
 administrative . . . .                                     2,196     1,255      1,605     1,310      1,740

Provision for loss on
 land held for
 development or sale. .                                     --          150      --        --         --
                       -------------------- ---------- -------------------- -------------------- ----------
Income from continuing
 operations Before
 share of gains on
 sales of properties. .                                     2,374     3,456      4,324     3,116      2,757
Gain on sale of
 residential property
 including share of
 gains on sales of
 a partnership's
 properties . . . . . .                                     2,648     4,325      1,959     --         --
Impairment of an
 investment in a
 partnership. . . . . .                                     --        --         --       (1,191)     --
                       -------------------- ---------- -------------------- -------------------- ----------
Income from continuing
 operations before
 minority interest. . .                                     5,022     7,781      6,283     1,925      2,757
  Minority interest . .                                       225       586        697       (10)       137
                       -------------------- ---------- -------------------- -------------------- ----------
Income from continuing
 operations . . . . . .                                     4,797     7,195      5,586     1,935      2,620
                       -------------------- ---------- -------------------- -------------------- ----------




First Quarter 2004                                                                                 Page 22
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        Three Months Ended
                                                                                                 Unaudited
                                                             (Dollars in thousands, except for share data)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Income from discontinued
 operations, net of
 minority interest. . .                                     1,922     1,225        349       993      1,088
Gain on sale of
 discontinued operations,
 net of minority
 interest . . . . . . .                                     --        5,113      --        --         --
                       -------------------- ---------- -------------------- -------------------- ----------
                                                            1,922     6,338        349       993      1,088
                       -------------------- ---------- -------------------- -------------------- ----------

Net income. . . . . . .                                     6,719    13,533      5,935     2,928      3,708
Net income attributable
 to preferred shares. .                                     1,932     1,980      1,981     1,980      1,981
                       -------------------- ---------- -------------------- -------------------- ----------
Net income attributable
 to common shares . . .                                $    4,787    11,553      3,954       948      1,727
                       ==================== ========== ==================== ==================== ==========

Notes:

  (a) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (b) Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.









First Quarter 2004                                                                                 Page 23
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                           CONSOLIDATED (a) BALANCE SHEETS
                                                                         (Unaudited, dollars in thousands)

                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------

Assets:
Rental apartments
 Land . . . . . . . . .                                $  133,298   128,301    125,222   105,098    100,966
 Depreciable property .                                   840,363   805,130    810,666   677,232    653,002
                       -------------------- ---------- -------------------- -------------------- ----------
                                                          973,661   933,431    935,888   782,330    753,968
Less: Accumulated
 depreciation . . . . .                                  (125,470) (116,830)  (138,343) (131,332)  (125,786)
                       -------------------- ---------- -------------------- -------------------- ----------
                                                          848,191   816,601    797,545   650,998    628,182
Rental apartments
 held for sale, net
 of accumulated
 depreciation (b) . . .                                    61,893    61,826      --        --         --
Rental apartments
 under development. . .                                     --        --         --        --        26,692
Land held for
 development or sale. .                                    15,409    15,200     12,644    12,604     14,248

Investments in
 partnerships (c) . . .                                   140,546   147,291    169,363   193,244    193,356

Cash and
 cash equivalents . . .                                     6,961     5,937      6,090     5,357      5,927
Service Companies'
 assets . . . . . . . .                                    43,219    68,777     66,930    61,978     55,013
Other assets and
 deferred costs,
 net (d). . . . . . . .                                    19,145    47,702     16,615    29,366     27,275
                       -------------------- ---------- -------------------- -------------------- ----------
    Total assets. . . .                                $1,135,364 1,163,334  1,069,187   953,547    950,693
                       ==================== ========== ==================== ==================== ==========







First Quarter 2004                                                                                 Page 24
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                         (Unaudited, dollars in thousands)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Liabilities:
Debt. . . . . . . . . .                                $  496,583   610,513    522,672   462,781    457,950
Distributions in
 excess of investments
 in and earnings from
 partnerships . . . . .                                     6,022     6,184      6,175     5,969      5,822
Accrued expenses and
 other liabilities. . .                                    30,755    38,174     38,069    35,497     32,168
                       -------------------- ---------- -------------------- -------------------- ----------
   Total liabilities. .                                   533,360   654,871    566,916   504,247    495,940
                       -------------------- ---------- -------------------- -------------------- ----------

Mandatorily redeemable
 convertible preferred
 shares . . . . . . . .                                    93,247    93,247     93,247    93,247     93,247

Minority interest . . .                                    32,308    31,203     61,718    61,579     63,198

Total shareholders'
 equity . . . . . . . .                                   476,449   384,013    347,306   294,474    298,308
                       -------------------- ---------- -------------------- -------------------- ----------
   Total liabilities
    and shareholders'
    equity. . . . . . .                                $1,135,364 1,163,334  1,069,187   953,547    950,693
                       ==================== ========== ==================== ==================== ==========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) Net of accumulated depreciation of $24,569 at March 31, 2004 and December 31, 2003.

  (c) See details in the Company's Form 10-K or Form 10-Q filed with the SEC.





First Quarter 2004                                                                                 Page 25
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                               CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                         (Unaudited, dollars in thousands)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
(d) Includes the
     following:
      Deferred financing
       costs, net . . .                                 $   5,463     6,094      5,887     4,982      3,877
      Deferred develop-
       ment costs . . .                                     3,556     4,123      4,053     3,738      4,780
      Operating
       receivables
       and prepaid
       expenses . . . .                                     3,034     3,530      1,989     2,340      3,007
      Deposits and
       restricted cash.                                     2,938     2,248      2,420     2,179      2,166
      Notes receivable.                                     2,766    30,112      1,874    10,960     11,168
      Advances to
       affiliates . . .                                       301       576       (287)    4,655      1,524
      Other . . . . . .                                     1,087     1,019        679       512        753
                       -------------------- ---------- -------------------- -------------------- ----------
                       $                               $   19,145    47,702     16,615    29,366     27,275
                       ==================== ========== ==================== ==================== ==========


















First Quarter 2004                                                                                 Page 26
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                               COMBINED (a) BALANCE SHEETS
                                                                         (Unaudited, dollars in thousands)

                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------

Assets:
Rental apartments
 Land . . . . . . . . .                                $  182,529   177,625    178,058   162,671    156,655
 Depreciable property .                                 1,143,565 1,112,374  1,141,120 1,039,799  1,002,147
                       -------------------- ---------- -------------------- -------------------- ----------
                                                        1,326,094 1,289,999  1,319,178 1,202,470  1,158,802
Less: Accumulated
 depreciation . . . . .                                  (165,080) (156,297)  (178,820) (174,068)  (165,407)
                       -------------------- ---------- -------------------- -------------------- ----------
                                                        1,161,014 1,133,702  1,140,358 1,028,402    993,395
Rental apartments
 held for sale, net
 of accumulated
 depreciation (b) . . .                                    61,893    61,826      --        --         --
Rental apartments
 under development. . .                                    35,075    40,334     35,421    32,071     69,209
Land held for
 development or sale. .                                    15,409    15,200     12,644    12,604     14,248

Cash and
 cash equivalents . . .                                    10,201     8,817      9,699     8,898     10,058
Service Companies'
 assets . . . . . . . .                                    43,219    68,777     66,930    61,978     55,013
Other assets and
 deferred cost,
 net (c). . . . . . . .                                    21,738    51,507     20,484    29,401     28,047
                       -------------------- ---------- -------------------- -------------------- ----------
    Total assets. . . .                                $1,348,549 1,380,163  1,285,536 1,173,354  1,169,970
                       ==================== ========== ==================== ==================== ==========










First Quarter 2004                                                                                 Page 27
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                         (Unaudited, dollars in thousands)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
Liabilities:
Debt. . . . . . . . . .                                $  706,534   820,090    731,110   674,373    669,648
Accrued expenses and
 other liabilities. . .                                    40,011    51,610     52,155    49,681     45,569
                       -------------------- ---------- -------------------- -------------------- ----------
   Total liabilities. .                                   746,545   871,700    783,265   724,054    715,217
                       -------------------- ---------- -------------------- -------------------- ----------

Mandatorily redeemable
 convertible preferred
 shares . . . . . . . .                                    93,247    93,247     93,247    93,247     93,247

Minority interest . . .                                    32,308    31,203     61,718    61,579     63,198

Total shareholders'
 equity . . . . . . . .                                   476,449   384,013    347,306   294,474    298,308
                       -------------------- ---------- -------------------- -------------------- ----------
   Total liabilities
    and shareholders'
    equity. . . . . . .                                $1,348,549 1,380,163  1,285,536 1,173,354  1,169,970
                       ==================== ========== ==================== ==================== ==========

Notes:

  (a) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (b) Net of accumulated depreciation of $24,569 at March 31, 2004 and December 31, 2003.











First Quarter 2004                                                                                 Page 28
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                   COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                         (Unaudited, dollars in thousands)


                                           2004                                      2003
                       ------------------------------------------------------------------------------------
                         Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                       -------------------- ---------- -------------------- -------------------- ----------
(c) Includes the
     following:
      Deferred financing
       costs, net . . .                                $    6,858     7,482      7,358     6,510      5,465
      Deferred develop-
       ment costs . . .                                     3,556     4,123      4,053     3,738      4,780
      Operating
       receivables
       and prepaid
       expenses . . . .                                     3,544     4,297      2,206     2,716      3,492
      Deposits and
       restricted cash.                                     4,052     3,581      4,139     3,423      3,221
      Notes receivable.                                     1,941    30,112      1,874     8,277      8,485
      Advances to
       affiliates . . .                                       339       522       (144)    3,956      1,565
      Other . . . . . .                                     1,448     1,390        998       781      1,039
                       -------------------- ---------- -------------------- -------------------- ----------
                                                       $   21,738    51,507     20,484    29,401     28,047
                       ==================== ========== ==================== ==================== ==========


















First Quarter 2004                                                                                 Page 29
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                         DEBT AND PREFERRED SHARES SUMMARY
                                                                                            March 31, 2004
                                                                         (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                              Weighted
                                              Average    Years to
Type of                            Percent    Interest   Maturity                                    Variable
of Indebtedness         Balance    of Total   Rate (c)     (d)       Secured   Unsecured   Fixed       (e)
---------------         --------   --------   --------   --------    --------  ---------  --------   --------
Conventional
  mortgages . . . . .   $324,833      65.4%       6.6%        5.5     324,833      --      324,833      --
Construction
  financing . . . . .      --            0%         0%        0.0       --         --        --         --
Tax-exempt debt . . .     50,250      10.1%       2.5%        0.6      50,250      --        --        50,250
Credit facilities (f)    117,000      23.6%       4.9%        2.1       --       117,000    85,000     32,000
Other (g) . . . . . .      4,500       0.9%       1.8%        0.0       --         4,500     --         4,500
                        --------    -------    -------    -------     -------    -------   -------    -------
    Total . . . . . .   $496,583     100.0%       5.7%        4.1     375,083    121,500   409,833     86,750
                        ========    =======    =======    =======     =======    =======   =======    =======
  Percent of total. .                                                   75.5%      24.5%     82.5%      17.5%
                                                                      =======    =======   =======    =======

COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                              Weighted
                                              Average    Years to
Type of                            Percent    Interest   Maturity                                    Variable
of Indebtedness         Balance    of Total   Rate (c)     (d)       Secured   Unsecured   Fixed       (e)
---------------         --------   --------   --------   --------    --------  ---------  --------   --------
Conventional
  mortgages . . . . .   $529,942      75.0%       6.8%        5.7     529,942      --      529,942      --
Construction
  financing . . . . .      6,510       0.9%       3.1%        2.2       6,510      --           54      6,456
Tax-exempt debt . . .     50,250       7.1%       2.5%        0.6      50,250      --        --        50,250
Credit facilities (f)    117,000      16.6%       4.9%        2.1       --       117,000    85,000     32,000
Other (g) . . . . . .      2,832       0.4%       1.8%        0.0       --         2,832     --         2,832
                        --------    -------    -------    -------     -------    -------   -------    -------
    Total . . . . . .   $706,534     100.0%       6.1%        4.7     586,702    119,832   614,996     91,538
                        ========    =======    =======    =======     =======    =======   =======    =======
  Percent of total. .                                                   83.0%      17.0%     87.0%      13.0%
                                                                      =======    =======   =======    =======
See notes on the following page

First Quarter 2004                                                                                 Page 30
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                         DEBT AND PREFERRED SHARES SUMMARY
                                                                                            March 31, 2004
                                                                         (Unaudited, dollars in thousands)

PREFERRED SHARES
----------------
                                                                                                   Current
                                                          Number of        Out-                   Liquidation
                               Date          Original     Shares at      standing     Dividend    Preference
Security                     of Issue         Issue       Issuance        Shares        Rate          (h)
----------------------       ---------       --------     ---------      ---------    --------    -----------

Convertible Preferred
  Series B                       (i)         $ 75,000     3,125,000      3,125,000       (j)          76,500

Convertible Preferred
  Series D (k)                10/31/01         20,000       800,000        800,000       (l)          20,433
                                             --------     ---------      ---------                   -------

Total Preferred Shares                       $ 95,000     3,925,000      3,925,000                    96,933
                                             ========     =========      =========                   =======

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c) The Weighted Average Interest Rate for variable rate debt reflects (i) the variable rate in effect on the last day of the period (ii) the effective fixed interest rates on swaps and (iii) each financing's respective lender credit spread.

  (d) Years to Maturity reflects the expiration date of the credit enhancements supporting Tax-exempt debt, not the actual maturity dates of the bonds, which are in 2024.






First Quarter 2004                                                                                 Page 31
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                             DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                            March 31, 2004
                                                                         (Unaudited, dollars in thousands)



  (e) The following summarizes interest rate limitation and swap contracts associated with the Credit
      Facilities:


                                                                             Fixed Rate,
                                                                              Excluding
                                                                               Lender
      Type of                                                 Notional         Credit           Term of
      Contract      Counterparty                               Amount          Spread          Contract
      --------      ------------                              --------       -----------    ---------------
      Swap          Harris Trust & Savings Bank                $15,000            6.405%    9/21/99  - 9/20/04
      Swap          Harris Trust & Savings Bank                 10,000            6.438%    10/4/99  - 10/4/04
      Swap          Commerzbank                                 15,000            4.378%    4/1/04 - 4/1/09
      Cap           Commerzbank                                 15,000            4.000%    4/1/04 - 4/1/09
      Swap          PNC Bank, N.A.                              30,000            4.510%    4/1/04 - 4/1/09
                                                               -------
                                                               $85,000
                                                               =======

  (f) See note (c) on page 34.

  (g) Demand notes payable by the Company to its managed partnerships.  Combined amount is net of elimination of
      Company's share.

  (h) Includes quarterly dividends payable in the following month.

  (i) Funded in three installments of $25 million each on 3/9/98, 6/30/98 and 9/30/98.

  (j) The dividend per share is the greater of an annualized (i) $1.84 per share or (ii) the amount payable on the common shares.  Dividends paid in February 2004 were $1,500.

  (k) 800,000 preferred shares were issued at $25 per share.  These shares may be converted to 720,721 common shares, reflecting a conversion price of $27.75 per common share.

  (l) The dividend per share is the greater of an annualized (i) $2.1625 per share or (ii) the amount payable on the common shares.  Dividends paid in February 2004 were $433.


First Quarter 2004                                                                                 Page 32
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                             DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                            March 31, 2004
                                                                         (Unaudited, dollars in thousands)



  (m) During April 2004 AMLI obtained commitments for new fixed-rate secured loans as follows:


                                                              Amount          Rate             Maturity
                                                             --------        ------           -----------

            AMLI at Riverbend                                $ 45,000        4.850%            June 2014
            AMLI at Eldridge Parkway                           32,709        5.355%            June 2015
            AMLI at Park Creek                                 10,322        5.650%            Dec. 2038
                                                             --------
                                                             $ 88,031
                                                             ========

      During March and April 2004 AMLI cash settled a series of Treasury Locks entered into to protect the interest rates on two of these loans until the rates could be locked with the lenders.  AMLI received from these hedging activities a net of $318, which will generally be deferred and amortized over 10 years.  AMLI will pay a $500 prepayment penalty when it refinances its existing loan on AMLI at Park Creek; this amount is anticipated to be charged against earnings in the 2nd quarter of 2004.




















First Quarter 2004                                                                                 Page 33
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                           DEBT MATURITIES
                                                                                            March 31, 2004
                                                                         (Unaudited, dollars in thousands)


CONSOLIDATED DEBT (a)
---------------------
                                                                                               Wtd. Average
                                                                                                 Interest
                                                                                                 Rate on
                     Scheduled           Due at                            Percent to            Maturing
Year                Amortization        Maturity          Total              Total                 Debt
----------          ------------       -----------     -----------         -----------         ------------
2004                   $  3,914           4,500             8,414                1.7%                 4.4%
2005                      5,471          31,024            36,495                7.3%                 8.2%
2006                      4,598         169,767           174,365               35.1%                 4.5%
2007                      2,813          75,073(c)         77,886               15.7%                 6.7%
2008                      2,434          11,301            13,735                2.8%                 6.9%
2009                      2,600           --                2,600                0.5%                  --
2010                      2,777           --                2,777                0.6%                  --
2011                      1,510         119,104           120,614               24.3%                 6.6%
2012                        110           --                  110                0.0%                  --
2013                        119           --                  119                0.0%                  --
Thereafter                9,173          50,295(d)         59,468               12.0%                 0.0%
                       --------         -------           -------              ------                -----

    Total              $ 35,519         461,064           496,583              100.0%                 5.2%
                       ========         =======           =======              ======                =====

  Percent to Total         7.2%           92.8%            100.0%
                       ========         =======           =======
















First Quarter 2004                                                                                 Page 34
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                               DEBT MATURITIES - CONTINUED
                                                                                            March 31, 2004
                                                                         (Unaudited, dollars in thousands)


COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                                                                               Wtd. Average
                                                                                                 Interest
                                                                                                 Rate on
                     Scheduled           Due at                            Percent to            Maturing
Year                Amortization        Maturity          Total              Total                 Debt
----------          ------------       -----------     -----------         -----------         ------------

2004                   $  5,582           2,832             8,414                1.2%                 4.8%
2005                      7,876          31,024            38,900                5.5%                 8.2%
2006                      7,202         200,741           207,943               29.4%                 4.7%
2007                      5,195         105,435(c)        110,630               15.7%                 7.2%
2008                      4,162          45,578            49,740                7.0%                 7.0%
2009                      4,032          44,389            48,421                6.9%                 6.7%
2010                      3,877          10,447            14,324                2.0%                 8.3%
2011                      1,909         148,421           150,330               21.3%                 6.7%
2012                        378           2,678             3,056                0.4%                 6.4%
2013                        361           8,009             8,370                1.2%                 5.2%
Thereafter               15,925          50,481(d)         66,406                9.4%                 6.0%
                       --------         -------           -------              ------                -----
    Total              $ 56,499         650,035           706,534              100.0%                 5.7%
                       ========         =======           =======              ======                =====
  Percent to Total         8.0%           92.0%            100.0%
                       ========         =======           =======

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c) The Company's primary unsecured line of credit was replaced in May 2003 with a new $200,000 line of credit maturing in May 2006.  The line of credit was increased to $240,000 in November 2003.

  (d) Includes Bonds which mature in 2024. The credit enhancements on $40,750 and $9,500 expire on
      October 15, 2004 and on December 18, 2004, respectively.  The Spring Creek Bonds were sold to the purchaser of AMLI at Spring Creek community, which closed on April 14, 2004.

First Quarter 2004                                                                                 Page 35
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                SAME STORE COMMUNITIES (a)
                                                                                             QUARTER ENDED

WEIGHTED AVERAGE PHYSICAL OCCUPANCY (b)
---------------------------------------

                       Percent Change -
                       Current Quarter
                        Compared to
              Apart-   ----------------                2004                               2003
              ment      Last     Last   ---------------------------------  ---------------------------------
Market        Homes     Year    Quarter  Dec 31   Sep 30   Jun 30  Mar 31   Dec 31   Sep 30  Jun 30   Mar 31
------        ------   ------   -------  ------   ------   ------  ------   ------   ------  ------   ------

Dallas         7,517     4.3%     -0.7%                             92.4%    93.1%    92.9%   91.4%    88.1%
Atlanta        5,322     2.3%     -1.0%                             92.8%    93.9%    94.2%   90.9%    90.5%
Austin         2,221    -0.4%     -1.0%                             91.4%    92.4%    93.7%   91.2%    91.7%
Houston        1,133     5.6%      1.2%                             94.6%    93.4%    94.6%   91.0%    89.0%
Indianapolis   2,428     2.4%     -1.2%                             91.8%    93.1%    94.0%   91.2%    89.4%
Kansas City    2,192     3.3%      0.0%                             92.7%    92.7%    93.5%   90.6%    89.4%
Chicago        3,243     4.4%     -0.3%                             93.0%    93.3%    94.0%   92.1%    88.6%
Denver         1,260     7.9%     -0.3%                             90.5%    90.8%    92.0%   86.2%    82.7%
              ------   ------   -------  ------   ------   ------  ------   ------   ------  ------   ------

Total         25,316     3.5%     -0.6%                             92.5%    93.1%    93.6%   91.0%    89.0%
              ======   ======    ======  ======   ======   ======  ======   ======   ======  ======   ======



















First Quarter 2004                                                                                 Page 36
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                    SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                             QUARTER ENDED

WEIGHTED AVERAGE COLLECTED REVENUE PER OCCUPIED UNIT (c)
---------------------------------------------------------

                       Percent Change -
                       Current Quarter
                        Compared to
              Apart-   ----------------                2004                               2003
              ment      Last     Last   ---------------------------------  ---------------------------------
Market        Homes     Year    Quarter  Dec 31   Sep 30   Jun 30  Mar 31   Dec 31   Sep 30  Jun 30   Mar 31
------        ------   ------   -------  ------   ------   ------  ------   ------   ------  ------   ------

Dallas         7,517    -4.5%      0.5%                            $  802      798      815     827      840
Atlanta        5,322    -2.5%      1.3%                               838      827      847     858      859
Austin         2,221    -5.8%      0.3%                               775      773      794     819      823
Houston        1,133    -4.3%      0.3%                             1,022    1,019    1,053   1,063    1,068
Indianapolis   2,428    -2.7%      0.7%                               794      788      815     816      816
Kansas City    2,192    -1.5%     -0.2%                               801      802      814     820      813
Chicago        3,243    -4.9%     -0.6%                             1,058    1,064    1,079   1,100    1,112
Denver         1,260    -8.4%     -1.1%                               951      961      965   1,028    1,038
              ------   ------   -------  ------   ------   ------  ------   ------   ------  ------   ------

Total         25,316    -4.1%      0.3%                            $  856      853      872     887      893
              ======   ======    ======  ======   ======   ======  ======   ======   ======  ======   ======


Notes:

  (a) Information shown is Combined, including partnership communities at 100%.

  (b) Represents average daily physical occupancy which excludes model units.

  (c) Represents amounts collected for rent and other income.









First Quarter 2004                                                                                 Page 37
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                SAME STORE COMMUNITIES (a)
                                                                                             QUARTER ENDED

TOTAL REVENUE (b)
-----------------
                       Percent Change -
                       Current Quarter
                        Compared to
              Apart-   ----------------                2004                               2003
              ment      Last     Last   ---------------------------------  ---------------------------------
Market        Homes     Year    Quarter  Dec 31   Sep 30   Jun 30  Mar 31   Dec 31   Sep 30  Jun 30   Mar 31
------        ------   ------   -------  ------   ------   ------ -------   ------   ------  ------   ------
Dallas         7,517     0.3%     -0.3%                           $16,719   16,762   17,084  17,024   16,662
Atlanta        5,322     0.0%      0.1%                            12,426   12,413   12,750  12,466   12,431
Austin         2,221    -6.2%     -0.9%                             4,717    4,759    4,959   4,977    5,030
Houston        1,133     1.7%      1.6%                             3,287    3,235    3,386   3,290    3,233
Indianapolis   2,428     1.3%     -0.7%                             5,283    5,321    5,571   5,417    5,213
Kansas City    2,192     2.2%     -0.2%                             4,884    4,893    5,002   4,886    4,780
Chicago        3,243    -0.1%     -0.9%                             9,571    9,657    9,869   9,862    9,585
Denver         1,260     1.3%     -1.5%                             3,253    3,301    3,355   3,351    3,210
              ------   ------   -------  ------   ------   ------ -------   ------   ------  ------   ------
Total         25,316     0.0%     -0.3%                           $60,140   60,341   61,976  61,273   60,144
              ======   ======    ======  ======   ======   ====== =======   ======   ======  ======   ======

EXPENSES (b)
------------
                       Percent Change -
                       Current Quarter
                        Compared to
              Apart-   ----------------                2004                               2003
              ment      Last     Last   ---------------------------------  ---------------------------------
Market        Homes     Year    Quarter  Dec 31   Sep 30   Jun 30  Mar 31   Dec 31   Sep 30  Jun 30   Mar 31
------        ------   ------   -------  ------   ------   ------ -------   ------   ------  ------   ------
Dallas         7,517    -3.8%     -6.8%                           $ 6,981    7,491    8,093   7,684    7,256
Atlanta        5,322     4.8%     -3.8%                             4,812    5,004    5,178   4,756    4,591
Austin         2,221    -3.7%      5.1%                             2,187    2,080    2,050   2,198    2,270
Houston        1,133    -1.4%      0.5%                             1,387    1,380    1,459   1,460    1,406
Indianapolis   2,428     0.5%      0.6%                             2,207    2,195    2,399   2,258    2,196
Kansas City    2,192     3.0%     10.6%                             1,717    1,552    2,047   1,869    1,667
Chicago        3,243     5.1%     -1.5%                             3,881    3,939    4,205   4,100    3,692
Denver         1,260     4.5%     -9.3%                             1,010    1,114    1,240   1,297      967
              ------   ------    ------  ------   ------   ------ -------   ------   ------  ------   ------
Total         25,316     0.6%     -2.3%                           $24,182   24,755   26,671  25,622   24,045
              ======   ======    ======  ======   ======   ====== =======   ======   ======  ======   ======

First Quarter 2004                                                                                 Page 38
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                    SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                             QUARTER ENDED

NET OPERATING INCOME (b)
------------------------
                       Percent Change -
                       Current Quarter
                        Compared to
              Apart-   ----------------                2004                               2003
              ment      Last     Last   ---------------------------------  ---------------------------------
Market        Homes     Year    Quarter  Dec 31   Sep 30   Jun 30  Mar 31   Dec 31   Sep 30  Jun 30   Mar 31
------        ------   ------   -------  ------   ------   ------ -------   ------   ------  ------   ------
Dallas         7,517     3.5%      5.0%                           $ 9,738    9,271    8,991   9,340    9,406
Atlanta        5,322    -2.9%      2.8%                             7,614    7,409    7,572   7,710    7,840
Austin         2,221    -8.4%     -5.6%                             2,530    2,679    2,909   2,779    2,760
Houston        1,133     4.1%      2.5%                             1,900    1,855    1,927   1,830    1,827
Indianapolis   2,428     1.9%     -1.6%                             3,076    3,126    3,172   3,159    3,017
Kansas City    2,192     1.7%     -5.2%                             3,167    3,341    2,955   3,017    3,113
Chicago        3,243    -3.5%     -0.5%                             5,690    5,718    5,664   5,762    5,893
Denver         1,260     0.0%      2.6%                             2,243    2,187    2,115   2,054    2,243
              ------   ------    ------  ------   ------   ------ -------   ------   ------  ------   ------
Total         25,316    -0.4%      1.0%                           $35,958   35,586   35,305  35,651   36,099
              ======   ======    ======  ======   ======   ====== =======   ======   ======  ======   ======


Notes:

  (a) Information shown is Combined, including partnership communities at 100%.

  (b) See page 44 for reconciliation of same store community revenue, expenses, net operating income and EBITDA.













First Quarter 2004                                                                                 Page 39
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                SAME STORE COMMUNITIES (a)
                                                                                             QUARTER ENDED


OPERATING EXPENSES
------------------
                       Percent Change -
                       Current Quarter
                        Compared to
                       ----------------                2004                               2003
                        Last     Last   ---------------------------------  ---------------------------------
Expense                 Year    Quarter  Dec 31   Sep 30   Jun 30  Mar 31   Dec 31   Sep 30  Jun 30   Mar 31
-------                ------   -------  ------   ------   ------ -------   ------   ------  ------   ------

Personnel                7.6%      0.9%                           $ 6,039    5,987    6,344   6,199    5,615
Advertising and
 promotion             -10.0%     -9.2%                             1,050    1,157    1,465   1,226    1,167
Utilities                0.2%    -10.4%                             1,666    1,859    2,236   1,666    1,662
Building repairs
 and maintenance         1.8%    -19.1%                             2,526    3,123    3,867   3,075    2,481
Landscaping and
 grounds maintenance   -16.3%    -15.3%                               826      975    1,290   1,474      987
Real estate taxes       -1.0%      4.8%                             8,201    7,828    7,544   7,998    8,283
Insurance               13.2%      0.6%                             1,197    1,190    1,131   1,069    1,058
Property management
 fees                   -2.9%     -1.2%                             2,121    2,147    2,228   2,223    2,184
Other                   -8.6%     13.7%                               556      489      566     692      608
                       ------   -------  ------   ------   ------ -------   ------   ------  ------   ------

                         0.6%     -2.3%                           $24,182   24,755   26,671  25,622   24,045
                       ======   =======  ======   ======   ====== =======   ======   ======  ======   ======














First Quarter 2004                                                                                 Page 40
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                    SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                             QUARTER ENDED

CAPITAL EXPENDITURES (b)
------------------------
                       Percent Change -
                       Current Quarter
                        Compared to
                       ----------------                2004                               2003
                        Last     Last   ---------------------------------  ---------------------------------
                        Year    Quarter  Dec 31   Sep 30   Jun 30  Mar 31   Dec 31   Sep 30  Jun 30   Mar 31
                       ------   -------  ------   ------   ------ -------   ------   ------  ------   ------
Total                  -19.9%     -3.8%                           $ 1,335    1,388    1,981   1,866    1,667
                       ======   =======  ======   ======   ====== =======   ======   ======  ======   ======
Per apartment home                                                $  0.05     0.05     0.08    0.07     0.07
                                         ======   ======   ====== =======   ======   ======  ======   ======

TOTAL OPERATING COST (c)
------------------------
                       Percent Change -
                       Current Quarter
                        Compared to
                       ----------------                2004                               2003
                        Last     Last   ---------------------------------  ---------------------------------
                        Year    Quarter  Dec 31   Sep 30   Jun 30  Mar 31   Dec 31   Sep 30  Jun 30   Mar 31
                       ------   -------  ------   ------   ------ -------   ------   ------  ------   ------
Total                   -0.8%     -2.4%                           $25,517   26,143   28,652  27,488   25,712
                       ======   =======  ======   ======   ====== =======   ======   ======  ======   ======
Per apartment home                                                $  1.01     1.03     1.13    1.09     1.02
                                         ======   ======   ====== =======   ======   ======  ======   ======

Notes:

  (a) Information shown is Combined, including share of partnership communities at 100%.

  (b) See details in the Company's Form 10-K or Form 10-Q filed with the SEC.

  (c) Total operating cost equals the sum of the operating expenses and capital expenditures.






First Quarter 2004                                                                                 Page 41
Supplemental Information                                                 AMLI Residential Properties Trust


AMLI RESIDENTIAL                                      SAME COMMUNITY
                                                      RENTAL REVENUE


The following graphs present monthly rental revenue for the three months of 2004 in black, compared to monthly rental revenue for the twelve months of 2003 in grey. Commentary and financial data are "Combined" (including partnership communities at 100%) and based only on the same community portfolio. "Combined" same community rental revenue for the first quarter of 2004 totaled $55.8 million, or 92.7% of total community revenue, which was $60.1 million. The difference is attributable to other community revenue, which includes ancillary services revenue and rental-related fees. Note that occupancy changes are disclosed in absolute terms, and economic data is as of February 2004.


ALL COMMUNITIES
---------------

For the first quarter 2004 compared to the same quarter a year ago, rental revenue declined 0.7%. The change was attributable to a 4.6% decline in collected rent per occupied unit, which was mostly offset by a 3.5% increase in occupancy. Sequentially, portfolio-wide rental revenue for the current quarter compared to the fourth quarter 2003 decreased by 0.8%. Rental income decreased as a result of a decline in occupancy in six of eight markets and decreasing collected rent per occupied unit in seven of our eight markets. Overall, collected rent per occupied unit and occupancy were down slightly, by 0.2% and 0.6%, respectively.


DALLAS
------

DALLAS rental revenue for the first quarter 2004 was flat compared to the first quarter 2003. Occupancy increased by 4.4% year over year, but was offset by a decline in collected rent per occupied unit of 4.9%. On a sequential basis, rental revenue decreased by 0.8% which was primarily due to a decrease in occupancy of 0.6%. Collected rent per occupied unit remained essentially flat, falling by only 0.2% this quarter compared to a 1.2% sequential drop last quarter. After nearly two and a half years of losing jobs when measured on a year over year basis, the DF/W metroplex added 800 jobs in the trailing 12 months ended February 2004. Job growth will need to accelerate in the future year to help absorb the relatively high permit activity that remains in this market as 10,542 permits have been issued (2.4% of existing stock) for the year ending February 2004.


ATLANTA
-------

ATLANTA rental revenue for the first quarter 2004 declined 1.4% compared to the first quarter 2003, driven by a 3.8% decline in collected rent per occupied unit which was partially offset by a 2.3% increase in occupancy. On a sequential basis, rental revenue for the current quarter decreased by 0.4% compared to the fourth quarter 2003 as occupancy fell 1.0% and collected rent per occupied unit increased by 0.8%. The challenge in Atlanta remains absorption of new supply, with 11,664 units permitted for the year ending February 2004 (a 3.2% increase to the existing apartment stock). Encouraging news in Atlanta is that annualized permits have fallen by 15.5% versus the same period of a year ago, and job growth has turned positive. More good news is annual job growth, which as of the year ending February 2004 was positive 15,000.







First Quarter 2004                                           Page 42
Supplemental Information           AMLI Residential Properties Trust

AMLI RESIDENTIAL                                      SAME COMMUNITY
                                          RENTAL REVENUE - CONTINUED



CHICAGO
-------

CHICAGO rental revenue for the first quarter 2004 increased 0.2% compared to the same quarter a year ago, driven by a 4.4% increase in occupancy, which was offset by a decline in collected rent per occupied unit of 4.5%. Sequentially, rental revenue for the current quarter was down 0.7% compared to the fourth quarter of 2003. Occupancy trended downward slightly, by 0.3%, over last quarter and collected rent per occupied unit continued to trend downward, but at a slower pace, dropping 0.5% in the first quarter. Chicago's challenge remains demand; the latest employment figures continue to show a net decrease over the last 12 months, albeit at a much more modest pace than in prior years. On the supply side, the Chicago metro issued permits for 10,859 new multifamily units, representing 1.6% of existing apartment stock, for the year ending February 2004, an 11% increase from the year ended November, 2002.


AUSTIN
------

AUSTIN rental revenue for the first quarter 2004 declined 6.8% compared to the first quarter of 2003 due to a decrease in collected rent per occupied unit of 6.3% and a slight decrease in occupancy of 0.4%. On a sequential basis compared to the fourth quarter 2003, rental revenue for the current quarter fell by 1.7% as occupancy fell 1.0%. Collected rent per occupied unit continued to fall as well, but at a much slower pace, decreasing by 0.5%. Austin continues to struggle with absorption as approximately 7,231 new units have been completed in the past twelve months. Fortunately permit activity continues to remain rather low as 2,131 permits (1.3% of existing stock) were issued for the year ending February 2004, a decrease of 36% from the same period a year ago. The Bureau of Labor Statistics is reporting positive job growth of 1,100 jobs in the previous twelve months as of February 2004.


KANSAS CITY
-----------

KANSAS CITY rental revenue for the first quarter 2004 increased 0.7%, compared to the same period a year ago due to an increase of 3.3% in occupancy which was somewhat offset by an decrease in collected rent per occupied unit of 2.9%. Sequentially, rental revenue for the current quarter decreased slightly, by 0.5%, as occupancy remained flat versus last quarter and collected rent per occupied unit fell by 0.5%. Demand fundamentals in Kansas continue to challenge property operations, although there have been positive signs in both job growth and multifamily permits in 2004; for the year ending February 2004 the Kansas City metro area added 1,800 jobs, a positive 0.2% rate, following a loss of 16,500 jobs for the same period of a year ago. In addition, multifamily permits have trended down over the past year. For the year ending February 2004 authorized permits totaled 1,696 units, a 43.6% decrease over the same period of a year ago, and representing a 1.4% increase to the existing apartment stock.











First Quarter 2004                                           Page 43
Supplemental Information           AMLI Residential Properties Trust

AMLI RESIDENTIAL                                      SAME COMMUNITY
                                          RENTAL REVENUE - CONTINUED



INDIANAPOLIS
------------

INDIANAPOLIS rental revenue for the first quarter 2004 grew by 0.3% compared to the same quarter a year ago as a result of an increase in occupancy of 2.4% which was partially offset by a 1.8% decrease in collected rent per occupied unit. Sequentially, rental revenue for the current quarter declined 1.6% as both collected rent and occupancy decreased by 0.1% and 1.2%, respectively, from the fourth quarter. Demand and supply fundamentals in Indianapolis have begun to show improvement.
The BLS reported a gain of 9,500 jobs or a positive 1.1% growth rate for the year ending February 2004. In addition, 2,067 multifamily permits have been authorized over the past year, which is a 31.8% decrease from the same period of a year ago.


HOUSTON
-------

HOUSTON rental revenue increased by 0.7% in the first quarter of 2004 compared to the first quarter of 2003. Collected rent per occupied unit fell 5.2% while occupancy increased dramatically, by 5.6%. On a sequential basis, rental revenue for the current quarter also increased, by 0.9%, over the previous quarter driven by a 1.2% increase in occupancy. Collected rent per occupied unit continued to trend down, albeit at a slower pace than previous quarters, falling 0.4% this quarter compared to a 1.6% decrease in the previous quarter. Houston will be faced with challenging supply and demand fundamentals in the upcoming year. Permit activity remains high as 13,925 permits (3.8% of existing stock) were issued for the year ending February 2004. On the demand side, Houston is one of the three markets to register a decrease in jobs as approximately 1,600 jobs were lost for the twelve months ended February 2004.


DENVER
------

DENVER rental revenue for the first quarter 2004 compared to the first quarter of 2003 fell 0.3% due to continued weakness in the market, which pushed collected rent per occupied unit down by 9.7%. Occupancy, however, improved significantly, by 7.9%, which helped limit the decline in rental revenue. On a sequential basis, rental revenue for the current quarter declined 2.1% from the fourth quarter 2003 due to further deterioration of collected rent per occupied unit, which fell 1.7%. Occupancy declined slightly over last quarter, down 0.3%. The Denver/Boulder metro continues to display weak demand/supply fundamentals driven by negative job growth and delivery of significant new supply. For the year ending February 2004 the metro area experienced a loss of 21,200 jobs, a negative 1.6% growth rate. On a positive note, for the year ending February 2004 authorized permits totaled 4,111 units (representing a 1.7% increase to the existing apartment stock), a 38.4% and 68.8% decrease over the same period of one and two years ago, respectively.












First Quarter 2004                                           Page 44
Supplemental Information           AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                         COMPONENTS OF NOI
                                                                               THREE MONTHS ENDED MARCH 31
                                                                                    (Dollars in thousands)

                                                                                    Partnership Communities
                        Wholly-Owned Communities (a)       Combined (h)(i)                  at 100%
                        ----------------------------  --------------------------  --------------------------
                                            Percent                     Percent                     Percent
                            2004     2003   Change     2004      2003   Change     2004     2003    Change
                          -------- -------- -------- --------  -------- -------- -------- --------  --------
REVENUE
Same Store
 communities (b). . . .     24,963   25,103    -0.6%   35,134    35,194    -0.2%   27,685   27,510      0.6%
Acquired from/contribu-
 ted to partnerships. .      7,467        0     0.0%    7,477     1,703   339.1%       25    7,531    -99.7%
New communities (c) . .          0        0     0.0%      941       622    51.2%    3,565    2,328     53.2%
Communities under
 development and
 lease-up . . . . . . .        735      224   229.0%      963       263   266.8%    1,143      196    482.2%
Acquisition
 communities (d). . . .        512        0      0.0      512         0      0.0        0        0      0.0%
Communities under
 rehab (e). . . . . . .        832      887     -6.2      832       887     -6.2        0        0      0.0%
Communities held for
 sale or sold (f) . . .         37      869    -95.8      124     1,790    -93.1      350    3,566     -90.2
                          -------- -------- -------- --------  -------- -------- -------- --------  --------
                            34,546   27,083    27.6%   45,983    40,459    13.7%   32,768   41,131    -20.3%
                          ======== ======== ======== ========  ======== ======== ======== ========  ========
EXPENSES
Same Store
 communities (b). . . .     10,393   10,534    -1.3%   14,389    14,435    -0.3%   10,808   10,487      3.1%
Acquired from/contribu-
 ted to partnerships. .      2,998        0     0.0%    2,991       688   334.4%      -17    3,023   -100.6%
New communities (c) . .          0        0     0.0%      362       307    17.9%    1,385    1,165     18.9%
Communities under
 development and
 lease-up . . . . . . .        305      210    45.5%      479       270    77.5%      880      301    192.3%
Acquisition
 communities (d). . . .        266        0     0.0%      266         0     0.0%        0        0      0.0%
Communities under
 rehab (e). . . . . . .        365      285    28.0%      365       285    28.0%        0        0      0.0%
Communities held for
 sale or sold (f) . . .        -78      292  -126.6%      -27       708  -103.8%      209    1,613    -87.0%
                          -------- -------- -------- --------  -------- -------- -------- --------  --------
                            14,249   11,321    25.9%   18,825    16,693    12.8%   13,265   16,589    -20.0%
                          ======== ======== ======== ========  ======== ======== ======== ========  ========

First Quarter 2004                                                                                 Page 45
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                             COMPONENTS OF NOI - CONTINUED
                                                                               THREE MONTHS ENDED MARCH 31
                                                                                    (Dollars in thousands)


                                                                                    Partnership Communities
                        Wholly-Owned Communities (a)       Combined (g) (h)                 at 100%
                        ----------------------------  --------------------------  --------------------------
                                            Percent                     Percent                     Percent
                            2004     2003   Change     2004      2003   Change     2004     2003    Change
                          -------- -------- -------- --------  -------- -------- -------- --------  --------
NET OPERATING INCOME
Same Store
 communities (b). . . .     14,570   14,569     0.0%   20,746    20,759    -0.1%   16,877   17,023     -0.9%
Acquired from/contribu-
 ted to partnerships. .      4,469        0     0.0%    4,486     1,015   342.3%       42    4,508    -99.1%
New communities (c) . .          0        0     0.0%      579       315    83.6%    2,180    1,163     87.6%
Communities under
 development and
 lease-up . . . . . . .        430       14  3018.0%      484        -7 -6823.8%      263     -105   -350.7%
Acquisition
 communities (d). . . .        246        0     0.0%      246         0     0.0%        0        0      0.0%
Communities under
 Rehab (e). . . . . . .        467      602    27.6%      467       602   -22.4%        0        0      0.0%
Communities held for
  sale or sold (f). . .        115      577   -80.2%      151     1,082   -86.0%      141    1,953    -92.8%
                          -------- -------- -------- --------  -------- -------- -------- --------  --------
                            20,297   15,762    28.8%   27,158    23,766    14.3%   19,503   24,542     -20.5
                          ======== ======== ========                    ======== ======== ========  ========
Cash flow preference
 and operating
 promote (g). . . . . .                                 1,066       655
                                                     --------  --------
Company's share of
  NOI (h) . . . . . . .                                28,224    24,421
Company's share of
  other, net. . . . . .                                   -58      -282
                                                     --------  --------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA .                                28,166    24,139
                                                     ========  ========
COMPANY'S PERCENTAGE
 OF PARTNERSHIPS' NOI:
Before cash flow
 preferences (g). . . .                                 35.2%     32.6%
Including cash flow
 preferences and
 other (g). . . . . . .                                 40.6%     35.3%
                                                     ========  ========


First Quarter 2004                                                                                 Page 46
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                             COMPONENTS OF NOI - CONTINUED
                                                                            THREE MONTHS ENDED December 31
                                                                                    (Dollars in thousands)




Notes:

  (a) Includes communities that were sold and reported as Discontinued Operations in the
      Company's Statements of Operations.

  (b) Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2003.

  (c) New communities are communities that were developed by the Company and began stabilized operations after January 1, 2003.

  (d) Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2003.

  (e) Communities being rehabbed as of January 1, 2004.

  (f) Reflects operations through the date of sale.

  (g) The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.  See page 48.

  (h) Based on Company's ownership share of each partnership's NOI.  Reflect only property operations.
      Excludes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 48.

  (i) Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities.












First Quarter 2004                                                                                 Page 47
Supplemental Information                                                 AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                CO-INVESTMENT COMPENSATION
                                                                                             Quarter Ended
                                                                                    (Dollars in thousands)
                                           2004                                      2003
                        ----------------------------------------- -----------------------------------------
                          Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                         --------  --------   --------   --------  --------   --------  --------   --------
FEE INCOME (a)
Acquisition fees (a). .                                  $   --        --         --        --         --
Asset management fees
  (b) . . . . . . . . .                                       451       113        111       118        118
Disposition fees (c). .                                      --         242        325      --         --
Development fees (a). .                                       267       202        396       394        338
                         --------  --------   --------   --------  --------   --------  --------   --------
                                                              718       557        832       512        456
                         --------  --------   --------   --------  --------   --------  --------   --------
SHARE OF CASH FLOW (d)
Promoted interest from
  sale proceeds . . . .                                      --        --          375      --         --
Promoted interest from
  operating cash flow .                                       254       151        127       146        125
Cash flow preferences
  (e) . . . . . . . . .                                       812       358        330       550        530
                         --------  --------   --------   --------  --------   --------  --------   --------
                                                            1,066       509        832       695        655
                         --------  --------   --------   --------  --------   --------  --------   --------
    TOTAL . . . . . . .                                  $  1,784     1,066      1,664     1,207      1,111
                         ========  ========   ========   ========  ========   ========  ========   ========

Notes:

  (a) Acquisition, debt/equity placement and development fees are shown net of elimination of Company's share.
      Property management, construction and certain asset management fees are earned by the Company's subsidiaries. See page 49.

  (b) Asset management fees are shown at 100%. The Company's share of partnerships' EBITDA is reduced by its share of this fee.  Includes $285 in the first quarter of 2004 which is reported in discontinued operations (see pages 18 and 21).

  (c) Disposition fees are shown at 100% as reported gains on sale have been reduced for this cost.

  (d) See page 44.

  (e) The Company receives compensation from certain partnerships in the form of a preferential distribution of cash flow.


First Quarter 2004                                                                                 Page 48
Supplemental Information                                                 AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                   SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                        Three Months Ended
                                                                                               (Unaudited)
                                                                                    (Dollars in thousands)
COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------
                                           2004                                      2003
                        ----------------------------------------- -----------------------------------------
                          Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                         --------  --------   --------   --------  --------   --------  --------   --------
REVENUE
Property management
 fees (a) . . . . . . .                                  $  2,482     2,552      2,657     2,611      2,551
General contractor
 revenue, net (b) . . .                                       144      (310)        77       360        625
Gross profit -
 corporate homes (c). .                                       249       242        276       251        227
Other income. . . . . .                                       639       572        320       395        205
                         --------  --------   --------   --------  --------   --------  --------   --------
                                                            3,514     3,056      3,330     3,617      3,608
                         --------  --------   --------   --------  --------   --------  --------   --------

OPERATING EXPENSES
Property management . .                                     2,647     1,396      2,606     2,663      2,351
General contractor. . .                                       780       721        765       498        443
Corporate homes . . . .                                       244       260        245       245        230
                         --------  --------   --------   --------  --------   --------  --------   --------
                                                            3,671     2,377      3,616     3,406      3,024
                         --------  --------   --------   --------  --------   --------  --------   --------
Provision for loss
 on land parcels held
 for sale . . . . . . .                                      --        (550)      --        --         --
Share of gain on sale
 of a residential
 community built
 for sale . . . . . . .                                      --        --        1,913      --         --
                         --------  --------   --------   --------  --------   --------  --------   --------
EBITDA (d). . . . . . .                                      (157)      129      1,627       211        584
                         --------  --------   --------   --------  --------   --------  --------   --------








First Quarter 2004                                                                                 Page 49
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                       SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                    (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------

                                           2004                                      2003
                        ----------------------------------------- -----------------------------------------
                          Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                         --------  --------   --------   --------  --------   --------  --------   --------
Interest expense. . . .                                      (408)     (351)      (289)     (230)      (172)
Depreciation and
  amortization  . . . .                                      (837)     (806)      (778)     (780)      (760)
Taxes . . . . . . . . .                                       494       391       (213)      303        155
                         --------  --------   --------   --------  --------   --------  --------   --------

NET INCOME (LOSS) . . .                                      (908)     (637)       347      (496)      (193)

Eliminations, interest
 and other (d). . . . .                                       456       325        382       247        151
                         --------  --------   --------   --------  --------   --------  --------   --------
SHARE OF INCOME (LOSS)
 FROM THE SERVICE
 COMPANIES (e). . . . .                                  $   (452)     (312)       729      (249)       (42)
                         ========  ========   ========   ========  ========   ========  ========   ========


Notes:

  (a) Includes a 3% fee from wholly-owned communities.

  (b) General contractor revenue is shown net of construction costs.

  (c) Gross revenue from customers less payments to communities and cost of sales.

  (d) Share of Service Company's EBITDA on page 16 equals EBITDA above plus intercompany elimination excluding interest.

  (e) See Company's Consolidated Statements of Operations.









First Quarter 2004                                                                                 Page 50
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                   SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                    (Dollars in thousands)

COMBINED CONDENSED FINANCIAL POSITION
-------------------------------------
                                           2004                                      2003
                        ----------------------------------------- -----------------------------------------
                          Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                         --------  --------   --------   --------  --------   --------  --------   --------
ASSETS
Receivables (a) . . . .                                  $  6,557     6,351      9,162    12,453     14,356
Land held for
 sale (b) . . . . . . .                                    12,404    12,301     12,822    12,816     12,780
Rental communities
 under development
 and held for sale
 (c). . . . . . . . . .                                     8,396    34,618     29,620    20,434     11,736
Building and
 leasehold improve-
 ments, net (d) . . . .                                     2,257     2,227      2,327     2,352      2,406
Information technology
 costs, net . . . . . .                                     7,959     8,500      8,160     8,287      8,231
Other (e) . . . . . . .                                     5,646     4,780      4,839     5,636      5,504
                         --------  --------   --------   --------  --------   --------  --------   --------
    Total Assets. . . .                                  $ 43,219    68,777     66,930    61,978     55,013
                         ========  ========   ========   ========  ========   ========  ========   ========

Notes:

(a) Primarily costs
    and fees due from
    affiliates.

(b) Represents land
    parcels as follows:
     Prairie Lakes
      (120 acres in
      Indiana). . . . .                                  $  7,192     7,160      7,681     7,616      7,642
     Fossil Creek
      (34 acres in
      Texas). . . . . .                                     5,212     5,141      5,141     5,200      5,138
                         --------  --------   --------   --------  --------   --------  --------   --------
                                                         $ 12,404    12,301     12,822    12,816     12,780
                         ========  ========   ========   ========  ========   ========  ========   ========



First Quarter 2004                                                                                 Page 51
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                       SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                    (Dollars in thousands)


                                           2004                                      2003
                        ----------------------------------------- -----------------------------------------
                          Dec 31    Sep 30     Jun 30     Mar 31    Dec 31     Sep 30    Jun 30     Mar 31
                         --------  --------   --------   --------  --------   --------  --------   --------
(c) See Pages 59, 61
    and 63.

(d) Primarily includes a
    corporate office
    building, net of
    depreciation.

(e) Represented by:
     Investments in
      partnerships. . .                                  $    215       485        928     1,747      1,632
     Investments in
      real estate . . .                                     1,448       737        737       737        737
     Deferred income
      tax . . . . . . .                                     2,721     2,229      1,852     2,064      1,760
     Unamortized
      goodwill. . . . .                                       668       668        668       668        668
     Other. . . . . . .                                       594       661        654       420        707
                         --------  --------   --------   --------  --------   --------  --------   --------
                                                         $  5,646     4,780      4,839     5,636      5,504
                         ========  ========   ========   ========  ========   ========  ========   ========




















First Quarter 2004                                                                                 Page 52
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    STABILIZED COMMUNITIES
                                                                                            March 31, 2004

                                                                Number  Percent             Ave.
                   AMLI's                                        of       of    Physical Collected
                   Ownership                                    Apart-   Port-  Occupancy Revenue
                   Percen-                   Year       Year     ment    folio  March 31  1st Qtr   Components
Market/Community   tage      Location      Acquired   Completed Homes    (a)      2004     2004       of NOI
----------------   --------- --------      ---------  --------- ------  ------- ------------------  ----------
DALLAS/
FT. WORTH, TX
-------------
AMLI:
 at Bent Tree      100%      Dallas, TX         1997  1996/2000    500              91.8%  $  846   Same Store
 at Bishop's
  Gate             100%      Plano, TX          1997       1997    266              92.5%   1,020   Same Store
 at Breckinridge
  Point             45%      Richardson, TX     2000       1999    440              93.2%     914   Same Store
 at Bryan Place     48%      Dallas, TX         2002       1999    420              87.1%     922    Sam Store
 at Chase Oaks     100%      Plano, TX          1994       1986    250              90.0%     680   Same Store
 at Deerfield       25%      Plano, TX     Developed       2000    240              93.3%     887   Same Store
 on Frankford       45%      Dallas, TX         2000       1998    582              92.8%     896   Same Store
 on the Green      100%      Ft. Worth, TX      1994    1990/93    424              89.2%     718   Same Store
 Knox-Henderson    100%      Dallas, TX         2003       1994    180              95.0%   1,034  Acquisition
 at Nantucket      100%      Dallas, TX         1988       1986    312              94.2%     565   Same Store
 of North Dallas   100%      Dallas, TX      1989/90    1985/86  1,032              89.8%     688   Same Store
 at Oak Bend       100%      Dallas, TX         1999       1997    426              89.2%     783   Same Store
                                                                                                    (b)
 on the Parkway     25%      Dallas, TX    Developed       1999    240              90.5%     834   Same Store
 at Prestonwood
  Hills             45%      Dallas, TX         1999       1997    272              91.8%     883   Same Store
 7th Street
  Station          100%      Ft. Worth, TX      2002       2000    189              96.8%   1,013   Same Store
 at Shadow Ridge   100%      Flower Mound, TX   2001       2000    222              90.5%     978   Same Store
 at Stonebridge
  Ranch            100%      McKinney, TX       2001       2001    250              88.8%     758   Same Store
 on Timberglen     100%      Dallas, TX         1990       1985    260              91.5%     613   Same Store
 Upper West Side   100%      Ft. Worth, TX      2002       2001    194              91.8%     969   Same Store
 at Valley Ranch   100%      Irving, TX         1990       1985    460              91.1%     785   Same Store
 at Verandah       100%      Arlington, TX      1997    1986/91    538              89.4%     688   Same Store
                                                                                                       (b) (c)
                                                                ------   ------    ------  ------
                                                                 7,697    28.2%     91.1%     807
                                                                ------   ------    ------  ------

First Quarter 2004                                                                                 Page 53
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        STABILIZED COMMUNITIES - CONTINUED
                                                                                            March 31, 2004


                                                                Number  Percent             Ave.
                   AMLI's                                        of       of    Physical Collected
                   Ownership                                    Apart-   Port-  Occupancy Revenue
                   Percen-                   Year       Year     ment    folio  March 31, 1st Qtr   Components
Market/Community   tage      Location      Acquired   Completed Homes    (a)      2004     2004       of NOI
----------------   --------- --------      ---------  --------- ------  ------- ------------------  ----------

ATLANTA, GA
------------
AMLI:
 at Barrett Lakes   35%      Kennesaw, GA  Developed       1997    446              95.7%     900   Same Store
 at Barrett Walk    25%      Kennesaw, GA  Developed       2002    290              96.6%     860   New
 at Clairmont      100%      Atlanta, GA      1988         1988    288              95.1%     799   Same Store
 at Kedron
  Village           20%      Fayette
                             County, GA    Developed       2002    216              94.0%   1,007   Same Store
 at Killian Creek  100%      Snellville,
                             GA            Developed       1999    256              93.4%     808   Same Store
 at Lost Mountain   75%      Paulding
                             County, GA    Developed       2000    164              97.6%     779   Same Store
 at Mill Creek      25%      Gwinnett
                             County, GA    Developed       2001    400              89.0%     822   Same Store
 at Milton Park     25%      Alpharetta, GADeveloped       2003    461              91.8%     909   New
 at Northwinds      35%      Alpharetta,
                             GA            Developed       1999    800              92.3%     927   Same Store
 at Park Creek     100%      Gainesville,
                             GA            Developed       1998    200              97.5%     773   Same Store
 at Peachtree
  City              20%      Fayette
                             County, GA    Developed       1998    312              95.5%     885   Same Store
 at River Park      40%      Norcross, GA  Developed       1997    222              94.1%     904   Same Store
 at Spring Creek   100%      Atlanta, GA   Developed    1985/86
                                                         /87/89  1,180              90.3%     749   Same Store
                                                                                                    (c)
 at Towne Creek    100%      Gainesville,
                             GA            Developed       1989    150              97.3%     635   Same Store
 at Vinings        100%      Smyrma, GA     1992/97        1985    360              96.9%     830   Same Store
 at West Paces     100%      Atlanta, GA      1993         1992    337              89.3%     883   Same Store
 at Windward Park   45%      Alpharetta,
                             GA               1999         1999    328              91.8%     903   Same Store
                                                                ------   ------    ------  ------
                                                                 6,410    23.5%     93.1%     846
                                                                ------   ------    ------  ------




First Quarter 2004                                                                                 Page 54
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        STABILIZED COMMUNITIES - CONTINUED
                                                                                            March 31, 2004


                                                                Number  Percent             Ave.
                   AMLI's                                        of       of    Physical Collected
                   Ownership                                    Apart-   Port-  Occupancy Revenue
                   Percen-                   Year       Year     ment    folio  March 31, 1st Qtr   Components
Market/Community   tage      Location      Acquired   Completed Homes    (a)      2004     2004       of NOI
----------------   --------- --------      ---------  --------- ------  ------- ------------------  ----------

CHICAGO, IL
-----------
AMLI:
 at Chevy Chase     33%      Buffalo Grove,
                             IL                 1996       1988    592              95.3%   1,053   Same Store
 at Danada Farms   100%      Wheaton, IL        1997    1989/91    600              95.7%   1,037   Same Store
                                                                                                    (b)
 at Fox Valley      25%      Aurora, IL    Developed       1998    272              93.0%   1,031   Same Store
 at Oakhurst
  North            100%      Aurora, IL    Developed       2000    464              89.9%   1,031   Same Store
                                                                                                    (b)
 at Osprey Lake     69%      Gurnee, IL         2001    1997/99    483              92.8%   1,037   Same Store
 at Poplar Creek   100%      Schaumburg, IL     1997       1985    196              94.9%   1,073   Same Store
 at St. Charles     25%      St. Charles,
                             IL            Developed       2000    400              89.8%   1,131   Same Store
 at Windbrooke      15%      Buffalo Grove,
                             IL                 1995       1987    236              95.3%   1,112   Same Store
                                                                ------   ------    ------  ------
                                                                 3,243    11.9%     93.3%   1,058
                                                                ------   ------    ------  ------

AUSTIN, TX
----------
AMLI:
 in Great Hills    100%      Austin, TX         1991       1985    344              93.6%     651   Same Store
 at Lantana Ridge  100%      Austin, TX         1997       1997    354              88.1%     812   Same Store
 at Monterey Oaks   25%      Austin, TX    Developed       2000    430              87.4%     845   Same Store
 at Scofield
  Ridge             45%      Austin, TX         2000       2000    487              93.4%     789   Same Store
 at StoneHollow    100%      Austin, TX         2000       1997    606              91.1%     765   Same Store
                                                                ------   ------    ------  ------
                                                                 2,221     8.1%     90.8%     775
                                                                ------   ------    ------  ------






First Quarter 2004                                                                                 Page 55
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        STABILIZED COMMUNITIES - CONTINUED
                                                                                            March 31, 2004


                                                                Number  Percent             Ave.
                   AMLI's                                        of       of    Physical Collected
                   Ownership                                    Apart-   Port-  Occupancy Revenue
                   Percen-                   Year       Year     ment    folio  March 31, 1st Qtr   Components
Market/Community   tage      Location      Acquired   Completed Homes    (a)      2004     2004       of NOI
----------------   --------- --------      ---------  --------- ------  ------- ------------------  ----------

KANSAS CITY, KS
---------------
AMLI:
 at Cambridge
  Square            30%      Overland Park,
                             KS            Developed       2002    408              92.7%     886   New
 Creekside         100%      Overland Park,
                             KS            Developed       2000    224              94.6%     795   Same Store
                                                                                                    (b)
 at Lexington
  Farms            100%      Overland Park,
                             KS                 1998       1998    404              92.1%     777   Same Store
 at Regents
  Center           100%      Overland Park,
                             KS                 1994    1991/95
                                                            /97    424              91.3%     765   Same Store
 at Regents
  Crest            100%      Overland Park,
                             KS                 1997  1997/2000    476              92.9%     781   Same Store
                                                                                                    (b)
 at Summit
  Ridge             25%      Lees Summit,
                             MO            Developed       2001    432              91.7%     833   Same Store
 at Wynnewood
  Farms             25%      Overland Park,
                             KS            Developed       2000    232              90.5%     892   Same Store
                                                                ------   ------    ------  ------
                                                                 2,600     9.5%     92.2%     814
                                                                ------   ------    ------  ------






First Quarter 2004                                                                                 Page 56
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        STABILIZED COMMUNITIES - CONTINUED
                                                                                            March 31, 2004


                                                                Number  Percent             Ave.
                   AMLI's                                        of       of    Physical Collected
                   Ownership                                    Apart-   Port-  Occupancy Revenue
                   Percen-                   Year       Year     ment    folio  March 31, 1st Qtr   Components
Market/Community   tage      Location      Acquired   Completed Homes    (a)      2004     2004       of NOI
----------------   --------- --------      ---------  --------- ------  ------- ------------------  ----------

INDIANAPOLIS, IN
----------------
AMLI:
 at Castle Creek   100%      Indianapolis,
                             IN            Developed       2000    276              93.8%     895   Same Store
                                                                                                    (b)
 at Conner Farms   100%      Fishers, IN        1997       1993    300              90.0%     840   Same Store
 at Eagle Creek    100%      Indianapolis,
                             IN                 1998       1998    240              92.9%     864   Same Store
 at Lake
  Clearwater        25%      Indianapolis,
                             IN            Developed       1999    216              88.9%     951   Same Store
 at Riverbend      100%      Indianapolis,
                             IN              1992/93    1983/85    996              95.6%     673   Same Store
 on Spring Mill    100%      Carmel, IN         1999       1999    400              83.5%     863   Same Store
                                                                                                    (b)
                                                                ------   ------    ------  ------
                                                                 2,428     8.9%     91.8%     794
                                                                ------   ------    ------  ------

HOUSTON, TX
-----------
AMLI:
 at Kings Harbor    25%      Houston, TX   Developed       2001    300              95.0%     862   New
 at the Medical
  Center           100%      Houston, TX        2001       2000    334              90.1%     995   Same Store
 Midtown            45%      Houston, TX        2000       1998    419              95.5%   1,062   Same Store
 Towne Square       45%      Houston, TX        2000       1999    380              93.7%   1,003   Same Store
                                                                ------   ------    ------  ------
                                                                 1,433     5.3%     93.6%     989
                                                                ------   ------    ------  ------









First Quarter 2004                                                                                 Page 57
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        STABILIZED COMMUNITIES - CONTINUED
                                                                                            March 31, 2004


                                                                Number  Percent             Ave.
                   AMLI's                                        of       of    Physical Collected
                   Ownership                                    Apart-   Port-  Occupancy Revenue
                   Percen-                   Year       Year     ment    folio  March 31, 1st Qtr   Components
Market/Community   tage      Location      Acquired   Completed Homes    (a)      2004     2004       of NOI
----------------   --------- --------      ---------  --------- ------  ------- ------------------  ----------

DENVER, CO
----------
AMLI:
 at Lowry Estates   50%      Denver, CO         2000       2000    414              87.2%   1,005   Same Store
 at Gateway Park   100%      Denver, CO         2000       2000    328              93.9%     861   Same Store
 at Park Meadows    25%      Littleton, CO      2002       2001    518              95.0%     965   Same Store
                                                                ------   ------    ------  ------
                                                                 1,260     4.6%     92.1%     951
                                                                ------   ------    ------  ------
TOTAL                                                           27,292     100%     92.1%  $  859
                                                                ======   ======    ======  ======


Note:

     (a)   Based on number of apartment homes

     (b)   These communities are "Same Store" with respect to information provided on pages 36, 38 and 40 regarding wholly-owned and Partnership communities, but are included as "Acquired from/contributed to partnerships" on page 44.

     (c)   Reported as "Held for Sale" in the Consolidated and Combined Balance Sheets (pages 24 and 27)
           and in Income from discontinued operations in the Consolidated and combined Statements of Operations
           (pages 18 and 21).













First Quarter 2004                                                                                 Page 58
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                       DEVELOPMENT SUMMARY
                                                                                            March 31, 2004
                                                                                    (Dollars in thousands)

                                          Number
                                 Percen-   of     Con-             Antici- Antici- Number of
                                 tage of  Apart-  struc-           pated   pated   Apartment  Percent  Percent
                                 Owner-   ment    tion    First    Comple- Stabil-   Homes    Complete Leased
Market/Community   Submarket     ship     Homes  StartedOccupancy  tion    ization Delivered    (a)      (b)
----------------   ---------     -------  ------ ----------------  ------- ------- ---------  -------- -------

Communities Under
Development
-----------------

AUSTIN, TX
----------
AMLI
 Downtown          Austin, TX        30%     220   2Q/02    1Q/04    3Q/04   1Q/05         9       86%      9%

CHICAGO, IL
-----------
AMLI:
 at Museum
   Gardens         Vernon Hills, IL  25%     294   2Q/03    3Q/04    1Q/05   1Q/06      --         42%     N/A
                                           -----                                       -----
    Total                                    514                                           9
                                           =====                                       =====

Communities Being
Developed for Sale
by a Consolidated
Service Company
------------------

INDIANAPOLIS, IN
----------------
AMLI at
 Old Town
 Carmel            Carmel, IN       100%      91   1Q/03    1Q/04    2Q/04   3Q/04      --         73%     18%
                                           =====                                       =====






First Quarter 2004                                                                                 Page 59
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                           DEVELOPMENT SUMMARY - CONTINUED
                                                                                            March 31, 2004
                                                                                    (Dollars in thousands)


                                          Number
                                 Percen-   of     Con-             Antici- Antici- Number of
                                 tage of  Apart-  struc-           pated   pated   Apartment  Percent  Percent
                                 Owner-   ment    tion    First    Comple- Stabil-   Homes    Complete Leased
Market/Community   Submarket     ship     Homes  StartedOccupancy  tion    ization Delivered    (a)      (b)
----------------   ---------     -------  ------ ----------------  ------- ------- ---------  -------- -------

Communities
Substantially
Completed and
in Lease-Up
-------------

INDIANAPOLIS, IN
----------------

AMLI
 Carmel Center     Carmel, IN       100%     322   2Q/01    2Q/02    2Q/03   3Q/04       322      100%     88%


AUSTIN, TX
----------

AMLI at
 Walnut Creek      Austin, TX       100%     460   4Q/02    3Q/03    2Q/04   1Q/05       370       99%     52%


CHICAGO, IL
-----------

AMLI at
 Seven Bridges     Woodridge, IL     20%     520   3Q/01    3Q/02    4Q/03   3Q/04       520      100%     80%
                                           -----                                       -----
                                           1,302                                       1,212
                                           =====                                       =====

Notes:

     (a)  Represents costs to date divided by Total Development Costs.

     (b)  Represents number of leased apartments (not necessarily occupied) divided by the total Number of
          Apartment Homes.

First Quarter 2004                                                                                 Page 60
Supplemental Information                                                 AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                       DEVELOPMENT SUMMARY
                                                                                            March 31, 2004
                                                                                    (Dollars in thousands)
                                                                              Company's Share of
                                                             Joint         Required Equity Capital
                                                            Venture  --------------------------------------
                      Percentage   Total                    Partner                     Balance
                         of      Development                Equity             Funded     of
Market/Community      Ownership   Costs (a)      Debt       Capital    Total   to Date   2004        2005
----------------      ---------- -----------  ----------   --------- --------  -------- --------   --------
Communities Under
Development
-----------------

AUSTIN, TX
----------
AMLI Downtown             30%      50,920        30,920(b)   14,000    6,000     6,000     --         --

CHICAGO, IL
-----------
AMLI:
 at Museum Gardens        25%      61,400(c)     37,000      17,325    5,775     5,775     --         --
                                 --------       -------     -------  -------   -------   ------    -------
TOTAL                            $112,320        67,920      31,325   11,775    11,775     --         --
                                 ========       =======     =======  =======   =======   ======    =======
Communities Being
Developed for Sale
by a Consolidated
Service Company
------------------

INDIANAPOLIS, IN
----------------
AMLI at
 Old Town Carmel         100%    $ 11,606         --           --     11,606     8,396    3,210       --
                                 ========       =======     =======  =======   =======   ======    =======












First Quarter 2004                                                                                 Page 61
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                           DEVELOPMENT SUMMARY - CONTINUED
                                                                                            March 31, 2004
                                                                                    (Dollars in thousands)


                                                                              Company's Share of
                                                             Joint         Required Equity Capital
                                                            Venture  --------------------------------------
                      Percentage   Total                    Partner                     Balance
                         of      Development                Equity             Funded     of
Market/Community      Ownership   Costs (a)      Debt       Capital   Total    to Date   2004        2005
----------------      ---------- -----------  ----------   --------  -------   -------- --------   --------

Communities
Substantially
Completed and
in Lease-Up
-------------

INDIANAPOLIS, IN
----------------
AMLI
 Carmel Center           100%      28,370         --           --     28,370    28,370     --         --


AUSTIN, TX
----------
AMLI at Walnut Creek     100%      31,000         --           --     31,000    30,800      200       --

CHICAGO, IL
-----------

AMLI at Seven Bridges     20%      83,000        51,000      25,600    6,400     5,936      464       --
                                 --------       -------     -------  -------   -------   ------     ------
                                 $142,370        51,000      25,600   65,770    65,106      664       --
                                 ========       =======     =======  =======   =======   ======     ======


Notes:

  (a) Includes anticipated costs of initial lease-up, some of which will be expensed.

  (b) The property is subject to a construction loan in the amount of $30,920, of which $21,520 has been funded to date.  The partnership currently intends to refinance the construction loan with a permanent loan in the same amount upon completion and stabilization.

  (c) Of this total development costs, $1,300 is anticipated to be funded from net operating income from the community during the lease-up period.

First Quarter 2004                                                                                 Page 62
Supplemental Information                                                 AMLI Residential Properties Trust

AMLI RESIDENTIAL                   LAND HELD FOR DEVELOPMENT OR SALE
                                                      March 31, 2004



                                                          Number of
                                                          Apartment
Market/Community                Submarket                   Homes
----------------                ---------                 ---------

AUSTIN, TX
----------
AMLI at
 Anderson Mill                  Northwest Austin               520


IRVING, TX
----------
AMLI at
 La Villita                     Irving                         360


FORT WORTH, TX
--------------
AMLI at
 Mesa Ridge                     North Fort Worth               230


HOUSTON, TX
-----------
AMLI at
 Champions II                   Northwest Houston              288


KANSAS CITY, KS
---------------
AMLI at:
 Lexington Farms -
  Phase II                      Overland Park                  104

 Westwood Ridge                 Overland Park                  428
                                                            ------

    Total                                                    1,930
                                                            ======
























First Quarter 2004                                           Page 63
Supplemental Information           AMLI Residential Properties Trust

AMLI RESIDENTIAL                         NON-GAAP FINANCIAL MEASURES
                                                      March 31, 2004


This Quarterly Supplemental Information contains certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community. Reconciliations of all non-GAAP financial measures to GAAP financial measures are included at the end of this Supplemental Operating and Financial Data.


DEFINITIONS OF NON-GAAP FINANCIAL MEASURES


NOI AND EBITDA
--------------

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

NOI from one community is the community revenue less the community expenses for that property. NOI for all communities is the community revenue from all communities less the community expenses for all communities.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expenses.


COMMUNITY REVENUE
-----------------

COMMUNITY REVENUE comprises that portion of total revenue collected or due from leases at AMLI's rental communities and includes any such amounts as may be reported as discontinued operations.


COMMUNITY EXPENSES
------------------

COMMUNITY EXPENSES comprise that portion of total expenses that exclude losses from sales or valuation of land, expenses of the Service Companies, general and administration expense, and interest, taxes, depreciation and amortization. Community operating expenses include amounts reported as personnel, advertising and promotion, utilities, building repairs and maintenance and services, landscaping and grounds maintenance, real estate taxes, insurance, property management, and other operating expenses, and such amounts as may be included in discontinued operations.














First Quarter 2004                                           Page 64
Supplemental Information           AMLI Residential Properties Trust

AMLI RESIDENTIAL             NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                      March 31, 2004



DEFINITIONS OF NON-GAAP FINANCIAL MEASURES -  CONTINUED


FUNDS FROM OPERATIONS ("FFO")
-----------------------------

FUNDS FROM OPERATIONS is EBITDA less interest expense (including AMLI's proportionate share of interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

FFO is defined as net income (computed in accordance with GAAP), excluding extraordinary gains (losses) from debt restructuring and gains (losses) from sales of depreciable operating communities, plus depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates.

Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO does not represent cash flows from operations, as defined by GAAP; is not indicative that cash flows are adequate to fund all cash needs; is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or the Company's cash flows or liquidity as defined by GAAP. FFO is widely accepted in measuring the performance of equity REITs.

FFO PER SHARE IS FFO divided by the fully-diluted number of Operating Partnership Units outstanding. FFO is always presented on a fully-diluted basis only.


ADJUSTED FUNDS FROM OPERATIONS ("AFFO")
---------------------------------------

ADJUSTED FUNDS FROM OPERATIONS IS FFO less expenditures capitalized (excluding expenditures capitalized relating to the development of new property, the acquisition of additional property, or the rehab of existing property, but including AMLI's proportionate share of such expenditures capitalized by its co-investment partnerships).

AFFO PER SHARE is AFFO divided by the fully-diluted number of Operating Partnership Units outstanding. AFFO per share is always presented on a fully-diluted basis only.


SAME STORE COMMUNITIES
----------------------

SAME STORE COMMUNITY INFORMATION includes only such portions of community revenue, expenses, NOI or EBITDA as are generated from AMLI's same community universe, which changes each January 1 as communities with one full year of stabilized operations as of that date are added, and which may change quarterly thereafter as any components of the same community universe are sold or contributed to co-investment partnerships.











First Quarter 2004                                           Page 65
Supplemental Information           AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                               NON-GAAP FINANCIAL MEASURES
                                                                                            March 31, 2004

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO


                                         2004                                        2003
                     ------------------------------------------  ------------------------------------------
                      Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
NET INCOME. . . . . .                                $    6,719     13,533      5,935      2,928      3,708
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .                                    (1,922)    (1,225)      (349)      (993)    (1,088)
Gains on sales of
 discontinued
 operations, net of
 minority interest. .                                     --        (5,113)     --         --         --
Minority interest . .                                       225        586        697        (10)       137
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income from continuing
 operations before
 minority interest. .                                     5,022      7,781      6,283      1,925      2,757

Income from discon-
 tinued operations
 before minority
 interest . . . . . .                                     2,073      1,365        416      1,202      1,322

Depreciation (a). . .                                     8,641      7,533      7,012      5,546      5,518

Share of co-investment
 partnerships'
 depreciation . . . .                                     2,590      2,671      2,932      3,116      3,120
Share of gains on
 sales of operating
 communities. . . . .                                    (2,648)    (4,325)    (1,959)     --         --
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
FFO . . . . . . . . .                                $   15,678     15,025     14,684     11,789     12,717
                    ========== ========== ========== ========== ========== ========== ========== ==========




First Quarter 2004                                                                                 Page 66
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                            March 31, 2004



                                         2004                                        2003
                     ------------------------------------------  ------------------------------------------
                      Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Capital expenditures
 paid from FFO. . . .                                      (904)      (842)    (1,100)      (834)    (1,084)
Share of co-invest-
 ment partnerships'
 capital expendi-
 tures. . . . . . . .                                      (188)      (230)      (331)      (396)      (225)
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AFFO. . . . . . . . .                                $   14,586     13,953     13,253     10,559     11,408
                    ========== ========== ========== ========== ========== ========== ========== ==========

Weighted average
 shares and units
 including dilutive
 shares . . . . . . .                                27,994,382 27,237,972 25,946,127 24,467,736 24,308,052
                    ========== ========== ========== ========== ========== ========== ========== ==========

(a) Includes discon-
 tinued operations
 of - . . . . . . . .                                     --           340      1,377        826        826
                    ========== ========== ========== ========== ========== ========== ========== ==========



















First Quarter 2004                                                                                 Page 67
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                               NON-GAAP FINANCIAL MEASURES
                                                                                            March 31, 2004


RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI


                                         2004                                        2003
                     ------------------------------------------  ------------------------------------------
                      Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

NET INCOME. . . . . .                                $    6,719     13,533      5,935      2,928      3,708
Minority interest . .                                       225        586        697        (10)       137
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .                                    (1,922)    (1,225)      (349)      (993)    (1,088)
Gains on sales of
 discontinued
 operations, net
 of minority
 interest . . . . . .                                     --        (5,113)     --         --         --
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Net income from
 continuing
 operations
 before minority
 interest . . . . . .                                     5,022      7,781      6,283      1,925      2,757
















First Quarter 2004                                                                                 Page 68
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                            March 31, 2004


                                         2004                                        2003
                     ------------------------------------------  ------------------------------------------
                      Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income from
 partnerships . . . .                                    (1,503)    (1,596)    (1,309)    (1,469)    (1,457)
Interest and amortiza-
 tion of deferred
 financing costs. . .                                     6,982      6,324      5,949      5,694      5,941
Depreciation. . . . .                                     8,641      7,193      5,635      4,720      4,692
Fee income from
 unconsolidated
 partnerships . . . .                                      (433)      (557)    (1,207)      (512)      (456)
Other income. . . . .                                      (479)       (87)      (193)      (188)      (196)
Service Companies'
 operations . . . . .                                       480        312       (729)       249         42
General and
 administrative . . .                                     2,196      1,255      1,605      1,310      1,740
Provision for loss
 on land held for
 development or
 sale . . . . . . . .                                      --          150      --         --         --
Gains on sales of
 residential
 properties
 including share
 of gains on sales
 of partnerships'
 properties . . . . .                                    (2,648)    (4,325)    (1,959)     --         --
Impairment of an
 investment in a
 partnership. . . . .                                      --        --         --         1,191      --
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
NOI from continuing
 operations . . . . .                                    18,258     16,450     14,075     12,920     13,063

NOI from discon-
 tinued operations. .                                     2,039      2,323      2,381      2,587      2,699
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Consolidated NOI. . .                                $   20,297     18,773     16,456     15,507     15,762
                    ========== ========== ========== ========== ========== ========== ========== ==========






First Quarter 2004                                                                                 Page 69
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                            March 31, 2004


                                         2004                                        2003
                     ------------------------------------------  ------------------------------------------
                      Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

COMPONENTS OF NOI
Same Store
 communities. . . . .                                $   14,570     12,116     11,939     12,203     14,569
Acquired from/
 contributed to
 partnerships . . . .                                     4,469      3,442      1,362      --         --
New communities . . .                                      --        --         --         --         --
Development and/or
 lease-up
 communities. . . . .                                       430        430        357        185         14
Acquisition
 communities. . . . .                                       246         17      --         --         --
Communities under
 rehab. . . . . . . .                                       467        448        417        530        602
Communities sold. . .                                       115      2,320      2,381      2,589        577
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Total . . . . . . . .                                $   20,297     18,773     16,456     15,507     15,762
                    ========== ========== ========== ========== ========== ========== ========== ==========





















First Quarter 2004                                                                                 Page 70
Supplemental Information                                                 AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                               NON-GAAP FINANCIAL MEASURES
                                                                                            March 31, 2004


RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND COMBINED NOI


                                         2004                                        2003
                     ------------------------------------------  ------------------------------------------
                      Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

NET INCOME. . . . . .                                $    6,719     13,533      5,935      2,928      3,708
Minority interest . .                                       225        586        697        (10)       137
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .                                    (1,922)    (1,225)      (349)      (993)    (1,088)
Gains on sales of
 discontinued
 operations, net
 of minority
 interest . . . . . .                                      --       (5,113)     --         --         --
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Net income from
 continuing
 operations
 before minority
 interest . . . . . .                                     5,022      7,781      6,283      1,925      2,757















First Quarter 2004                                                                                 Page 71
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                            March 31, 2004


                                         2003                                        2002
                     ------------------------------------------  ------------------------------------------
                      Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Interest and
 amortization
 of deferred
 financing costs. . .                                     6,982      6,324      5,949      5,694      5,941
Share of partnerships'
 interest and amorti-
 zation of deferred
 financing costs. . .                                     3,776      3,965      3,927      3,894      3,800
Depreciation. . . . .                                     8,641      7,193      5,635      4,720      4,692
Share of partnerships'
 depreciation . . . .                                     2,590      2,671      2,933      3,116      3,120
Share of partnerships'
 cash flow in excess
 of its ownership
 interests, net of
 other expenses . . .                                    (1,008)      (667)      (266)      (351)      (373)
Fee income from
 unconsolidated
 partnerships . . . .                                      (433)      (557)    (1,207)      (512)      (456)
Other income. . . . .                                      (479)       (87)      (193)      (188)      (196)
Service Companies'
 operations . . . . .                                       480        312       (729)       249         42
General and
 administrative . . .                                     2,196      1,255      1,605      1,310      1,740
Provision for loss
 on land held for
 development or sale.                                      --          150      --         --         --
Gains on sales of
 residential
 properties
 including share
 of gains on sales
 of partnerships'
 properties . . . . .                                    (2,648)    (4,325)    (1,959)     --         --
Impairment of an
 investment in a
 partnership. . . . .                                      --        --         --         1,191      --
                    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------





First Quarter 2004                                                                                 Page 72
Supplemental Information                                                 AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                            March 31, 2004


                                         2004                                        2003
                      -----------------------------------------  ------------------------------------------
                      Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                     ---------  --------- ---------- ---------- ---------- ---------- ---------- ----------
NOI from
 continuing
 operations . . . . .                                    25,119     24,015     21,977     21,048     21,067
NOI from
 discontinued
 operations . . . . .                                     2,039      2,323      2,381      2,587      2,699
                     ---------  --------- ---------- ---------- ---------- ---------- ---------- ----------
Combined NOI. . . . .                                $   27,158     26,338     24,358     23,634     23,766
                     =========  ========= ========== ========== ========== ========== ========== ==========

COMPONENTS OF NOI
Same Store
 communities. . . . .                                $   20,746     18,403     18,201     18,427     20,759
Acquired from/
 contributed to
 partnerships . . . .                                     4,486      3,809      2,001        995      1,015
New communities . . .                                       579        451        389        301        315
Development and/
 or lease-up
 communities. . . . .                                       484        717        537        296         (7)
Acquisition
 communities. . . . .                                       246         17      --         --         --
Communities under
 rehab. . . . . . . .                                       467        448        417        530        602
Communities sold. . .                                       151      2,493      2,813      3,088      1,082
                     ---------  --------- ---------- ---------- ---------- ---------- ---------- ----------
Total . . . . . . . .                                    27,158     26,338     24,358     23,635     23,766
                     ---------  --------- ---------- ---------- ---------- ---------- ---------- ----------
Share of partner-
 ships' cash flow
 in excess of the
 Company's ownership
 interests, net of
 other expenses . . .                                     1,008        667        266        351        373
                     ---------  --------- ---------- ---------- ---------- ---------- ---------- ----------
Company's share of
 communities EBITDA .                                $   28,166     27,005     24,624     23,986     24,139
                     =========  ========= ========== ========== ========== ========== ========== ==========



First Quarter 2004                                                                                 Page 73
Supplemental Information                                                 AMLI Residential Properties Trust
